Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act.


                                                                   EXHIBIT 10.22


                             COLLABORATIVE RESEARCH
                             AND LICENSE AGREEMENT

                                    between

             BRISTOL-MYERS SQUIBB PHARMACEUTICAL RESEARCH INSTITUTE

                                      and

                         AURORA BIOSCIENCES CORPORATION

                               TABLE OF CONTENTS


1.0      DEFINITIONS                                                    1

2.0      COLLABORATIVE RESEARCH AND TECHNOLOGY TRANSFER                 8
         2.1     UHTSS Development                                      9
3.0      EXCLUSIVE AND NONEXCLUSIVE SCREENING PROGRAMS                 27
         3.1     Exclusive Screening Program                           27
         3.2     Nonexclusive Screening Payments                       33
         3.3     Ownership of Data                                     35
         3.4     Development of Products                               35
         3.5     Laboratory Facilities and Personnel                   36
         3.6     Payments to Third Parties by Aurora.                  36
4.0      SERVICE AND SUPPORT                                           37
         4.1     Service and Support                                   37
5.0      INTELLECTUAL PROPERTY RIGHTS                                  37
         5.1     License Rights.                                       37
         5.2     Ownership Rights.                                     39
         5.3     Sublicensing.                                         40
         5.4     Software.                                             40
6.0      PAYMENTS OF ROYALTIES, ACCOUNTING FOR ROYALTIES, RECORDS      41
         6.1     Payment Term.                                         41
         6.2     Payment Dates.                                        41
         6.3     Accounting.                                           41
         6.4     Records.                                              41
         6.5     Withholding Required by Law.                          41
7.0      INFRINGEMENT BY THIRD PARTIES                                 42
         7.1     Actual or Threatened Infringement of BMS Materials
                 and Products.                                         42
         7.2     Actual or Threatened Infringement of Aurora Patent
                 Rights                                                42
8.0      DEFENSE OF INFRINGEMENT CLAIMS                                43
         8.1     Defense of Infringement Claims Pertaining to Lead
                 Compounds, Approved PLP Compounds, and Products.      43
         8.2     Defense of Infringement Claims Pertaining to Patent
                 Rights Owned or Controlled by Aurora                  44
9.0      TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY, AND
         CHANGE OF CONTROL                                             44
         9.1     Confidentiality                                       44
         9.2     Publication of Results.                               46
         9.3     Publicity.                                            46

               9.4    Change in Control                                      46
      10.0    PROVISIONS CONCERNING THE FILING, PROSECUTION AND
              MAINTENANCE OF PATENT RIGHTS; COPYRIGHTS                       47
              10.1    Sole Inventions                                        47
              10.2    Joint Inventions                                       48
              10.3    Exclusive Screens                                      48
              10.4    Copyrights                                             49
      11.0    REPRESENTATIONS, WARRANTIES AND COVENANTS                      49
              11.1    Mutual Representations and Warranties.                 49
              11.2    Aurora Technology Representations and Warranties.      50
              11.3    Aurora Indemnification.                                52
              11.4    BMS Product Indemnification.                           53
              11.5    Enforcement of Aurora-Third Party Contracts            54
      12.0    TERM AND TERMINATION                                           54
              12.1    Term.                                                  54
              12.2    Termination By Mutual Agreement.                       54
              12.3    Termination for Cause.                                 54
              12.4    Effect of Bankruptcy.                                  56
              12.5    Effect of Expiration or Termination.                   56
      13.0    DISPUTE RESOLUTION                                             57
              13.1    Disputes.                                              57
              13.2    Dispute Resolution Procedures.                         57
      14.0    MISCELLANEOUS                                                  58
              14.1    Assignment.                                            58
              14.2    Binding Effect.                                        59
              14.3    Force Majeure.                                         59
              14.4    Notices.                                               59
              14.5    Governing Law.                                         60
              14.6    Waiver.                                                60
              14.7    Severability.                                          60
              14.8    Independent Contractors.                               60
              14.9    Counterparts.                                          60
              14.10   Entire Agreement.                                      60
              14.11   No Third Party Beneficiaries.                          61
              14.12   Construction.                                          61

                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT


         THIS AGREEMENT is entered into as of the Effective Date (as defined below) by and between BRISTOL-MYERS SQUIBB PHARMACEUTICAL RESEARCH INSTITUTE, a division of E.R. Squibb & Sons, Inc., a Delaware corporation, having offices at Route 206 at Province Line Road, P.O. Box 4000, Princeton, New Jersey 08543-4000 ("BMS"), and between AURORA BIOSCIENCES CORPORATION, a Delaware corporation having offices at 11149 North Torrey Pines Road, La Jolla, California 92037 ("Aurora").

                                    RECITALS

         WHEREAS, Aurora has expertise in the development of automated ultra-high throughput screening systems and screening biologies/chemistries used therein; and

         WHEREAS, Aurora has the scientific expertise and capacity to undertake the alliance activities described below; and

         WHEREAS, BMS has the capability to undertake screening and development of drug products for the prevention, treatment and diagnosis of diseases and disorders.

         NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties agree as follows:

1.0      DEFINITIONS

         As used herein, the following terms shall have the following meanings:

         "Acceptance" has the meaning set forth in section 2.1.3.

         "Activity" means, with ***

         "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it/he/she owns, or directly or indirectly controls, more than fifty percent (50%) of the voting securities (or comparable equity interests) or other ownership interests of the other Person, or if it/he/she directly or indirectly possesses the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities, by contract or any other means whatsoever.



*** CONFIDENTIAL TREATMENT REQUESTED

         "Agreement" means this agreement, together with all appendices, exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each party hereto.

         "Analog" of a compound shall mean any other compound created by or for BMS in which ***

         "Aurora Copyrights" means all copyright rights ***

         "Aurora Patent Rights" means the Aurora Reporter System Patent Rights and the Aurora UHTSS Patent Rights.

         "Aurora Reporter System Technology" means all Technology ***

         "Aurora Reporter System Patent Rights" means all Patent Rights which are owned by or come under the Control of Aurora or its Affiliates during the term of this Agreement which relate to the Reporter System or to the full exercise of the rights and benefits accorded BMS under this Agreement pertaining to the Reporter System.

         "Aurora Technology" means the Aurora Reporter System Technology and the Aurora UHTSS Technology.

         "Aurora UHTSS Patent Rights" means all Patent Rights ***

         "Aurora UHTSS Technology" means all Technology under the Control of Aurora or any of its Affiliates during the term of this Agreement which relates to the UHTSS or to the full exercise of the rights and benefits accorded BMS under this Agreement pertaining to the UHTSS.

         "BMS Materials Library" means the ***

         "BMS Test Materials" means samples selected by BMS from its Materials Library.


***CONFIDENTIAL TREATMENT REQUESTED

         "Confidential Information" means all information, compounds, data, and materials received by either party from the other party pursuant to this Agreement and all information, compounds, data, and materials developed in the course of the Collaboration, including, without limitation, Know-How and Technology of each party, subject to the exceptions set forth in Article 9.1.

         "Contract Term" means the period beginning on the Effective Date and ending on the date on which this Agreement terminates.

         "Control" means possession by a party or its Affiliates of the ability to grant a license or sublicense or to provide Materials or Technology in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party.

         "Covered Product" means a Product approved for marketing in a country for the diagnosis, treatment or prevention of human disease indications, other than a Product:

                                      ***

         "Deliverables" has the meaning set forth in section 2.1.2.1 hereof.

         "Development Phases" has the meaning set forth in section 2.1.2.1 hereof.


***CONFIDENTIAL TREATMENT REQUESTED

         "Drug Development Program" means that program conducted by BMS at its cost and in the exercise of its sole and absolute discretion pertaining to the pre-clinical and clinical development, regulatory filings, and commercialization of a Lead Compound.

         "Effective Date" means the date that this Agreement is executed by the last party to so execute.

         "Exclusive Screening Program" or "ESP" and "Exclusive Screen" shall have the meanings set forth in section 3.1.

         "FDA" shall mean the United States Food and Drug Administration, or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs in the United States, and its counterpart(s) in other countries of the world.

         "Field" means the use of a compound, Material, or Product by BMS ***

         "First Commercial Sale" of a Covered Product shall mean the first commercial sale for use or consumption of such Covered Product in a country after required marketing and, if applicable, pricing approval has been granted by the applicable regulatory authority(ies) of such country.

         "Hit" means any BMS Test Material:

                                      ***

         "IND" means an Investigational New Drug application filed with the United States Food and Drug Administration ("FDA") or its equivalent, and any corresponding application filed in any country other than the United States.

         "Invention" means any new and useful process, machine, manufacture, or composition of matter, or improvement thereto, whether or not patentable.


***CONFIDENTIAL TREATMENT REQUESTED

         "Know-How" means all information and data which is not generally known to the public, including without limitation, information or data either pertaining to or comprising: materials and chemicals, Inventions, designs, concepts, algorithms, formulae, software in any stage of development, supplies, techniques, practices, machinery and equipment, reagents, processes, methods, knowledge, know-how, skill, experience and expertise, data (including preclinical, clinical, technical, analytical, and quality control data), technical information, patent application data or descriptions, and marketing, sales and manufacturing data.

         "Lead Compound" means a Hit approved by BMS for development in a Lead Compound Development Program or an Analog of such Lead Compound.

         "Lead Compound Development Program" means that program, conducted by or through BMS for the further characterization and pre-clinical development of a Lead Compound ***

         "Manufacturing Cost" shall mean  ***

         "Materials" shall mean any material having a biological or chemical activity, including, but not limited to, reagents, probes, structural genes, genetic sequences, promoters, enhancers, probes, linkage probes, vectors, plasmids, transformed cell lines, transgenic animals, proteins and fragments thereof, peptides, biological modifiers, antigens, antibodies, cell lines, antagonists, agonists, inhibitors, chemicals, compounds, and other biologically or chemically active materials or substances.

         "NDA" means a New Drug Application or Product License Application, as appropriate, and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning Covered Products which are necessary for full FDA approval to market a Covered Product, or the equivalent in any other country.

         "Net Sales" of a Covered Product shall mean  ***


*** CONFIDENTIAL TREATMENT REQUESTED

  ***

         "Nonexclusive Screening Program", "NSP", and "Nonexclusive Screen" have the meanings set forth in section 3.2 hereof.



*** CONFIDENTIAL TREATMENT REQUESTED

         "Patent Rights" means all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent, containing one or more claims to an Invention (and in the case of an issued patent, containing one or more Valid Claims), and which a party hereto owns or Controls, individually or jointly, any title thereto or rights thereunder.

         "Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

         "PLP" means  ***

         "Product" means any final form or dosage of any drug product that incorporates a Lead Compound and that will be sold or used within the Field.

         "Reporter System" mean a  ***

         "Royalty Term" means, in the case of any Covered Product  ***


*** CONFIDENTIAL TREATMENT REQUESTED

***

         "Software" has the meaning set forth in Exhibit 4.1.

         "Specifications" of the UHTSS shall have the meaning set forth in section 2.1 hereof.

         "Technology" means and includes all inventions, equipment, supplies, materials (including Materials), software in any stage of development, technology, Know-How, and trade secrets.

         "Territory" means all countries of the world.

         "Third Party" means any entity other than (i) Aurora and any of its Affiliates, and (ii) BMS and any of its Affiliates.

         "Third Party Contractee" and "Aurora-Third Party Contracts" have the meanings set forth in section 11.2.6.

         "*** License" means Exclusive License Agreement for *** between Aurora *** *** (as the same may be amended or supplemented hereafter).

         "UHTSS" means the *** .

         "UHTSS Target Delivery Date" has the meaning set forth in section
2.1.2.1 hereof.

         "Valid Claim" means: (a) an issued claim under an issued patent within the Patent Rights, which has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement; or (b) a claim included in a pending patent application within the Patent Rights that is being actively prosecuted in accordance with this Agreement and which has not been (v) canceled, (vi) withdrawn from consideration, (vii) finally determined to be unallowable by the applicable governmental authority for whatever reason (and from which no appeal is or can be taken), and/or (viii) abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written consent.


***CONFIDENTIAL TREATMENT REQUESTED

2.0      COLLABORATIVE RESEARCH AND TECHNOLOGY TRANSFER

         Aurora and BMS shall collaborate on the development of the UHTSS and the transfer of the Aurora Technology to BMS, as follows:

         2.1 UHTSS Development. Aurora will develop the UHTSS in collaboration with BMS and in accordance with the terms of this Agreement (including the work plan and Specifications set forth in Exhibit 1.1 attached
hereto and the development phases set forth below).   Aurora will be
responsible for the design, development, manufacture, supply, delivery and installation of the UHTSS, and will use its best efforts to complete same within the time frames for each Development Phase set forth below. The Specifications for the Deliverables to be provided by Aurora, as customized for BMS, are set forth in Exhibit 1.1 hereto, and may be changed or supplemented hereafter by mutual written agreement. The parties agree to diligently review such Specifications from time to time in order to ensure that the Specifications for the UHTSS will meet the reasonable needs of commercial users and the specific customizations required by BMS.

         2.1.1 Project Management. Each party will designate an employee who will serve as the principal contact point for such party in order to ensure due coordination of the effort in the development, installation, training, and use of the UHTSS. The parties will meet and confer as needed, but in any event not less frequently than quarterly, at a location to be chosen by each party alternately to discuss the development of the UHTSS and resolution of any ongoing issues. Aurora shall also submit progress reports at such time(s) as BMS may reasonably request, but in any event will provide a quarterly written update of its work on the development of the UHTSS (including discussion of any significant problems encountered and significant changes in strategy or design). If requested by BMS, such progress/update reports will detail work performed to date and
         estimated time to complete a Development Phase.   The parties will
         also consult with each other as needed to evaluate and recommend scientific criteria to be implemented within the UHTSS and the Exclusive Screening Program.

         From time to time during the term of this Agreement, BMS representatives shall have the right, upon reasonable advance notice to Aurora and its contractors, to visit the facilities where the UHTSS development is being performed in order to verify the stage of completion of the work performed under a schedule and audit compliance with the terms of this Agreement.

         Individuals assigned by Aurora to perform work hereunder at BMS' premises shall observe the business hours, policies, security rules and holiday schedule of BMS while working on its premises. Adherence to BMS' business hours and holiday schedules shall not constitute justification for the failure to deliver conforming Deliverables within the applicable time frames.

         2.1.2   Development Phases; Priority; Delivery.

                 2.1.2.1 Development Phases. Aurora will design and develop the UHTSS in accordance with the following development phases ("Development Phases"), as more fully described in Exhibit 1.1 hereto. Aurora will develop and install the deliverables ("Deliverables") contemplated by each such Development Phase (all such Deliverables for a Development Phase comprising a "Module") not later than the dates set forth below (each such date referred to as a "UHTSS Target Delivery Date"):

                          i)      ***

                          ii)     ***

                          iii)    ***

                          It is understood and agreed that BMS' input on the
                 design and use of such Modules is an essential element of this collaboration, and the parties will cooperate to ensure that such input is solicited and provided on a timely basis. The parties will cooperate in integrating such Modules and the Deliverables developed under each Development Phase into the then current BMS high throughput screening environment until such time as the UHTSS is fully completed and installed at BMS, and Aurora will provide BMS with assistance and support in the use and maintenance of such Modules and Deliverables in such environment without additional charge (other than the payments otherwise due under this Agreement).

                 Aurora will further provide onsite transfer of the Aurora UHTSS Technology to BMS personnel during the installation and Acceptance Testing of each Module to be delivered hereunder to assure BMS' ability to fully operate and maintain the UHTSS
                 and such Modules.   In addition, within a reasonable time
                 after the Effective Date, Aurora will schedule training classes, including course materials, for BMS personnel with respect to the use of the Aurora UHTSS Technology. The number of such individuals as shall be jointly determined by BMS and Aurora, but shall be a number sufficient to allow for BMS to effect rapid scale-up in its use of the Aurora UHTSS Technology. If more individuals need to be trained than can be reasonably accommodated in the first training session, the parties will jointly schedule additional sessions as reasonably necessary. Each party will bear its own costs in connection with such training sessions.

                 All such Modules and other Deliverables to be sold by Aurora and purchased by BMS hereunder shall be subject to the terms and conditions of this Agreement, and the parties hereby agree that the terms and conditions of this Agreement shall



***CONFIDENTIAL TREATMENT REQUESTED
                 supersede and control any conflicting terms in any purchase order, acknowledgment, invoice, shipping document, or other preprinted form issued by either party relating to the purchase and sale of the Modules and any other Deliverables hereunder.

                 2.1.2.2 Priority. In allocating its internal resources, Aurora agrees that BMS will be entitled to priority status over any Third Party with regard to the development, manufacture, delivery and installation of the UHTSS.

                 2.1.2.3 Shipment, Delivery and Installation. Aurora shall be responsible at its expense for appropriately packaging and transporting all Deliverables to BMS, all of which shall be delivered F.O.B. the BMS facility designated by BMS at time of shipment. All risk of damage or loss to any Deliverable for whatever reason shall rest with Aurora until such item is safely set upon the loading dock at BMS's installation site, at which time it shall pass to BMS. Aurora will give BMS not less than *** days' written notice of any proposed shipment.

                 Aurora will be responsible for installing all Deliverables, unless otherwise mutually agreed to in writing. Aurora will begin such installation within *** working days of delivery and will use all reasonable efforts to complete same as promptly as possible thereafter. *** BMS may also elect that the Deliverables to be provided under the Development Phase for any Module (and any additional Module ordered by BMS pursuant to section 2.1.3.2) shall be held by Aurora until such time as BMS is prepared to receive the applicable Module (in which event the Acceptance testing for such Module(s) will be conducted at Aurora in accordance with section 2.1.3.1 hereof and BMS will pay for the Module(s) that are Accepted by it); ***. The parties do not expect that any delay in delivery requested by BMS for the Deliverables relating to a Module should delay delivery of any Deliverables to be provided for any future Module to be provided in a subsequent Development Phase; provided, however, that where Aurora can demonstrate that any such delay in such delivery requested by BMS will adversely affect Aurora's ability to meet any such future time line(s) set forth in sections 2.1.2.1 and 2.1.5.6 hereof, the pertinent time line(s) shall be extended by the period of delay demonstrated by Aurora as is reasonably occasioned by BMS' request to delay delivery.



***CONFIDENTIAL TREATMENT REQUESTED

                 *** Once all such approvals and permits are received, BMS' right to delay delivery as provided above shall cease, and any Modules previously Accepted by BMS that are then being held by Aurora shall be shipped to BMS.

         2.1.3   Acceptance Testing.

                 2.1.3.1 All Deliverables shall be subject to acceptance testing by BMS to verify whether such Deliverables meet in all material respects the Specifications for such Deliverables in
                 Exhibit 1.1 hereto, as the same may be amended or supplemented in writing by the parties from time to time hereafter. Aurora representatives shall have the right to be present at any such acceptance testing conducted by BMS. BMS will consult with Aurora regarding the acceptance testing, although the nature and number of the actual tests to be conducted shall be determined by BMS. If, *** , (i) Aurora is unable to install at BMS all of the Deliverables required by a Development Phase (or is unable to install same at Aurora, where BMS has elected to test the Deliverables relating to a Module at Aurora as opposed to conducting such tests following installation at BMS) and (ii) such Deliverables, if installed, do not meet in all material respects the Specifications for such Deliverables, then BMS shall be entitled at any time thereafter to withdraw from further development of the UHTSS at any time thereafter without liability or penalty therefor (other than any payments required by section 2.1.8), and such withdrawal shall be deemed to be one made for good cause by BMS.


                 Acceptance testing shall commence by BMS, using such acceptance tests as BMS considers necessary, to determine whether the corrected Deliverables meet in all material respects the Specifications for such Deliverables, as soon as practicable following installation by Aurora of all Deliverables to be provided by Aurora for a Module in a Development Phase (and delivery of written certification by Aurora to BMS that such Deliverables are ready for testing), and shall continue for such period of time as may be reasonably required by BMS for it to determine whether all such Deliverables meet in all material respects the Specifications for such Deliverables; provided, however, that the acceptance testing following installation of all Deliverables to be provided for a given Module shall not exceed *** ***; and provided, further, that BMS may elect, on written notice setting forth the specific and reasonable basis for same, to extend the acceptance testing required for the Deliverables for Module Two and/or Module Three by up to an additional *** ***, in which event the time periods in section
                 2.1.5.6 shall be


***CONFIDENTIAL TREATMENT REQUESTED
                 extended by the same amount of additional time requested by BMS for such acceptance testing.

                 If any Deliverable does not conform in all material respects to Specifications for such Deliverables, BMS shall so inform Aurora in writing promptly and cooperate with Aurora in identifying in what respects the Deliverable(s) have failed to conform to the Specifications. Aurora will use its best efforts to promptly correct any deficiencies which prevent such Deliverable(s) from so conforming to the Specifications. Upon completion of the corrective action and installation by Aurora of the revised Deliverable(s), BMS will again conduct such acceptance tests as BMS considers necessary to determine whether the corrected Deliverables has successfully conformed in all material respects to the Specifications for such Deliverables, and BMS shall be entitled to use the same amount of time to test such corrected Deliverable as it was entitled to use with respect to the previous nonconforming Deliverables.

                 When BMS has determined that all Deliverables for a Module have successfully conformed to or satisfied the Specifications in all material respects (and regardless of whether such acceptance testing is conducted at BMS or at Aurora), BMS shall give Aurora written notice thereof ("Acceptance"), in which event BMS shall become obligated to pay such amounts as may be triggered under this Agreement as a result thereof. Upon receipt of payment by BMS, Aurora shall issue a bill of sale to BMS, the terms of which shall be consistent with the terms of this Agreement (including without limitation Article 5 hereof), confirming transfer of title to BMS of the Module and any other Deliverables so purchased by BMS.

                 2.1.3.2 Upon payment by BMS for the first Module Two to be installed hereunder, Aurora shall be obligated to sell and supply to BMS, and BMS will be deemed to have firm ordered, an identical Module Two to the first one so purchased and accepted by BMS. Aurora agrees to manufacture and install such second Module Two at BMS ***. BMS shall have *** to accept or reject such Module Two, using the same Specifications and Acceptance procedures as applied to its testing of the initial Module Two (except that the acceptance tests must be completed within ***, and that BMS shall have only *** to run such tests again if such Module Two fails to meet the Specifications therefor during the initial acceptance testing). Upon Acceptance by BMS of such second Module Two, BMS shall pay to Aurora *** as the purchase price therefor within *** days thereafter; provided, however, that if Aurora shall have failed to install a Second Module Two that meets the Specifications therefor by not later than *** following payment by BMS of such initial Module Two (without regard to any event or circumstance otherwise entitling Aurora to delay performance under section 14.3), then BMS shall be entitled to cancel its purchase order for such second Module Two at any time thereafter prior to installation of such second Module Two at BMS and BMS shall not be obligated to purchase and take delivery of such second Module Two and shall not be liable or responsible for the purchase price therefor or for any costs incurred to manufacture same. ***


***CONFIDENTIAL TREATMENT REQUESTED

                 The second Module Two shall be shipped F.O.B. the BMS facility designated by BMS. Upon receipt of payment by BMS, Aurora shall issue a bill of sale to BMS, the terms of which shall be consistent with the terms of this Agreement (including without limitation Article 5 hereof), confirming transfer of title to BMS of the Second Module Two so purchased by BMS.

         2.1.4 Force Majeure Deadline Limitation. Notwithstanding section 14.3, in no event shall any time frame, due date, or deadline arising under this Agreement with respect to the development, manufacture, delivery, installation or acceptance of any Module, Deliverable, Reporter System component, or Exclusive Screen be extended by Aurora, by reason of an event or circumstance entitling Aurora otherwise to extend same under section 14.3, beyond the date that is *** following the applicable time frame, due date, or deadline.

         2.1.5 Payments Relating to Development of the UHTSS. BMS will make the following payments to Aurora in consideration of the development, completion, purchase, and installation of the UHTSS:

                 2.1.5.1 A payment of *** shall be made *** in consideration of the design and development of the UHTSS by Aurora hereunder.

                 2.1.5.2  A payment of  ***  shall be made  ***

                 2.1.5.3  A payment of  ***  shall be made  ***

                 2.1.5.4  A payment of  ***  shall be made  ***

                 2.1.5.5 In consideration of the design, development, manufacture, installation and support of the UHTSS, payments of *** *** shall be made, the first payment to be made *** occurring after the Effective Date and *** which payments shall *** provided, however, that:

***CONFIDENTIAL TREATMENT REQUESTED

                          2.1.5.5.1 If BMS shall have *** under the preceding sentence and a fully operational and complete UHTSS has not then been installed and accepted by BMS, Aurora shall continue to develop an acceptable UHTSS unless and until BMS withdraws from further development upon written notice to Aurora as herein provided, and no further payments shall be due or payable by BMS under this Agreement *** in respect of such development, supply, and installation of an acceptable UHTSS and its use by BMS in accordance with this Agreement.

                          2.1.5.5.2 If BMS shall have accepted a fully operational, complete UHTSS ***, BMS shall pay to Aurora ***.

                          2.1.5.5.3 If BMS shall have withdrawn from development of the UHTSS pursuant to section *** or *** hereof, any payments to be made thereafter pursuant to *** shall be governed by the terms of sections ***.

                 2.1.5.6 In addition to any payments to be made under sections 2.1.5.1-2.1.5.5, the following payments shall be made ***:

                          2.1.5.6.1        *** BMS will pay *** to Aurora ***.

                          2.1.5.6.2        ***, BMS will pay *** to Aurora ***.

                          2.1.5.6.3        ***.

                          2.1.5.6.4 The time periods set forth in sections 2.1.5.6.1-2.1.5.6.3 shall not be extended by reason of any event of force majeure referred to in section 14.3.


*** CONFIDENTIAL TREATMENT REQUESTED

         2.1.6 Liquidated Damages for Late Delivery UHTSS. If acceptance is delayed more than *** following the Effective Date, then as liquidated damages to BMS for such delay and not in penalty therefore (the parties agreeing that it shall be impracticable, if not impossible, in such case to accurately or fairly determine the amount of any damages due to such delay), Aurora will pay to BMS *** following the date that is *** after the Effective Date until acceptance occurs (if at all); provided, that such payments shall not in any case exceed ***. Any payments due under this Section 2.1.6 shall be made monthly by Aurora to BMS at its address first set forth above.

         2.1.7 Withdrawal by BMS From UHTSS Development Without Cause. BMS may elect at any time prior to Acceptance to cease further participation in the development of the UHTSS for any reason without good cause ("good cause" being defined in section 2.1.8), effective upon written notice of same to Aurora. In such event:

                 2.1.7.1 Aurora shall be free to continue further development of the UHTSS at its discretion and expense, and to change the design or specifications therefor as Aurora shall determine.

                 2.1.7.2 ***, BMS shall pay to Aurora the sum of *** and shall not be required to make any further payments under ***; otherwise, BMS shall pay to Aurora *** so that BMS will have
                 ***.

                 2.1.7.3 BMS shall pay to Aurora an amount equal to *** of the milestone payment that would next have been made under section ***. Except for such payment (and any payments not previously made that were then due and owing under any of *** as of the date of BMS' withdrawal), no further payments under any of sections *** shall be due or made.

                 2.1.7.4  *** provided, however, that

                          2.1.7.4.1 BMS may, for *** following such withdrawal, continue to make and use any one or more Nonexclusive


*** CONFIDENTIAL TREATMENT REQUESTED

                          Screen(s) and to use any Aurora Patent Rights and Copyright rights necessary therefor and any Reporters provided by Aurora in connection therewith, so long as BMS gives written notice to Aurora, *** following any such withdrawal as to the Nonexclusive Screen(s) so elected for such continued use by BMS and pays Aurora *** for each such Nonexclusive Screen so elected. No withdrawal under this section 2.1.7.4 shall affect or relieve BMS of *** or, to the extent elected by BMS herein, following such withdrawal; and

                          2.1.7.4.2 BMS shall be entitled to use thereafter in internal research (including screening and drug development) those Accepted components of the UHTSS as to which BMS has made the payments required under *** hereof and to exercise a nonexclusive, irrevocable, and fully paid-up right and license under any Aurora UHTSS Patent Rights and Aurora UHTSS Copyrights existing as of the date of such BMS withdrawal that are needed in connection therewith, for so long as BMS may conduct such internal research; and such withdrawal; and

                          2.1.7.4.3 No such withdrawal shall affect BMS' right to continue to make and use thereafter in internal research (including screening and drug development) any Exclusive Screen as was developed prior to the date of such withdrawal or which the parties may develop thereafter based on any agreement to develop same that was agreed upon prior to the date of such withdrawal or otherwise (and to continue to use any Aurora Patent Rights and Copyrights covering the manufacture and use of such Exclusive Screen(s) that are needed for such purpose), for so long as BMS may conduct such internal research; provided, that any *** payments that BMS would otherwise be obligated to make *** shall not be affected thereby and shall continue to be made by BMS; and provided, further, that no such withdrawal shall affect either party's obligations and rights under (including without limitation Aurora's obligation to develop and supply and BMS' right to use thereafter any Exclusive Screen developed under) any ESP Work Plan entered into prior to the date of such withdrawal; and

                          2.1.7.4.4 No such withdrawal shall limit or restrict BMS and its Affiliates in any way from continuing to research, develop, manufacture, use and sell Hits identified prior to such withdrawal or which are identified thereafter in accordance with the rights retained by BMS under this section 2.1.7.4 (and any Lead Compounds, Approved PLP Compounds, and Products derived from such Hits), and to use any Aurora


***CONFIDENTIAL TREATMENT REQUESTED

                          Patent Rights and Copyrights as may be needed to make, use and sell same, provided that BMS shall remain obligated to pay Aurora ***

                           2.1.7.4.5 In the event such withdrawal occurs after BMS has ordered, but not yet accepted, the second Module Two under paragraph 2.1.3.2 hereof, then the parties shall continue to fulfill their obligations under such paragraph without regard to such withdrawal. If accepted, BMS shall be entitled to use thereafter in internal research (including screening and drug development) such second Module Two so long as BMS shall have made the payment *** of and to exercise a nonexclusive, irrevocable, and fully paid-up right and license under any Aurora UHTSS Patent Rights and Aurora UHTSS Copyrights existing as of the date of delivery of such second Module Two that are needed in connection therewith, for so long as BMS may conduct such internal research.

                 2.1.7.5 Nothing in this section 2.1.7 is intended to prevent or restrict, or shall be construed as preventing or restricting, BMS and its Affiliates from using in any internal research (including drug development): (i) any Reporters supplied to BMS by Aurora prior to such withdrawal, or (ii) any Aurora Technology disclosed to it by Aurora prior to such withdrawal to the extent that the manufacture, use or sale of such Aurora Technology is not covered by a Valid Claim under the Aurora Patent Rights or the Aurora Copyrights; provided, however, that notwithstanding the foregoing, BMS may not use in its internal research thereafter any tangible embodiments of Aurora's Confidential Information pertaining to the Aurora Reporter System Technology. It is further understood that nothing in this section 2.1.7 alters any confidentiality obligations of the parties under this Agreement with respect to disclosures to Third Parties.

         2.1.8 Withdrawal by BMS From UHTSS Development With Cause. In the event that BMS elects prior to Acceptance to cease further participation in the development of the UHTSS for good cause (as defined below), it shall give written notice of same to Aurora. In such event:

                 2.1.8.1 Aurora shall be free to continue further development of the UHTSS and to change the design or specifications therefor as Aurora shall determine.

                 2.1.8.2 BMS shall have no obligation to make any remaining payments (other than payments already due and owing as of the date of BMS' withdrawal) under *** .


***CONFIDENTIAL TREATMENT REQUESTED

                 2.1.8.3 No further payments under any of sections *** - *** shall be due or made, other than any payments not previously made that were then due and owing under such section(s) as of the date of BMS' withdrawal.

                 2.1.8.4  All Aurora Patent Rights licensed to BMS under
                 Article 5 hereof shall terminate (other than such Aurora Patent Rights and Copyright rights as are necessary to allow BMS to effectuate its rights under sections 2.1.8.4.1-2.1.8.4.5 below), and BMS shall cease thereafter development of any new Nonexclusive Screens for which the manufacture or use of same is covered by such Aurora Patent Rights or Copyrights; provided, however, that

                          2.1.8.4.1 BMS shall be entitled without additional charge therefor to continue to make and use thereafter in its internal research (including screening and drug development), and to use any Aurora Patent Rights and Copyright rights needed to make and use same, any Nonexclusive Screens incorporating any Reporters provided by Aurora and/or that covered by any Aurora Patent Rights or Copyrights where such Nonexclusive Screens were developed by BMS prior to such withdrawal date, for so long as BMS may conduct such internal research. No good cause withdrawal under this section 2.1.8.4 shall affect or relieve BMS of *** or as permitted hereunder thereafter following such withdrawal; and

                          2.1.8.4.2. BMS shall be entitled to use thereafter in internal research (including screening and drug development) those Accepted components of the UHTSS as to which BMS has made the payments required *** and to exercise a nonexclusive, irrevocable, and fully paid-up right and license under any Aurora UHTSS Patent Rights and Aurora UHTSS Copyrights existing as of the date of such BMS withdrawal that are needed in connection therewith, for so long as BMS may conduct such internal research; and

                          2.1.8.4.3 No such withdrawal shall affect BMS' right to continue to make and use thereafter in internal research (including screening and drug development) any Exclusive Screen as was developed prior to the date of such withdrawal or which the parties may develop thereafter based on any agreement to develop same that was agreed upon prior to the date of such withdrawal or otherwise (and to continue to use any Aurora Patent Rights and Copyrights covering the manufacture and use of such Exclusive Screen(s) for such purpose), for so long as BMS may conduct such internal research; provided, that any *** payments that BMS would otherwise be obligated to make ***


*** CONFIDENTIAL TREATMENT REQUESTED
                          shall not be affected thereby and shall continue to be made by BMS; and provided, further, that no such withdrawal shall affect either party's obligations and rights under (including without limitation Aurora's obligation to develop and supply and BMS' right to use thereafter any Exclusive Screen developed under) any ESP Work Plan entered into prior to the date of such withdrawal; and

                          2.1.8.4.4 No such withdrawal shall limit or restrict BMS and its Affiliates in any way from continuing to research, develop, manufacture, use and sell Hits identified prior to such withdrawal or which are identified thereafter in accordance with the rights retained by BMS under this section 2.1.8.4 (and any Lead Compounds, Approved PLP Compounds, and Products derived from such Hits), and to use any Aurora Patent Rights and Copyrights as may be needed to make, use and sell same; provided, that BMS shall remain obligated to pay Aurora ***

                          2.1.8.4.5 In the event such withdrawal occurs after BMS has ordered, but not yet accepted, the second Module Two under paragraph 2.1.3.2 hereof, then the parties shall continue to fulfill their obligations under such paragraph without regard to such withdrawal. If accepted, BMS shall be entitled to use thereafter in internal research (including screening and drug development) such second Module
                          Two so long as BMS shall have made the payment
                          *** and to exercise a nonexclusive, irrevocable, and fully paid-up right and license under any Aurora UHTSS Patent Rights and Aurora UHTSS Copyrights existing as of the date of delivery of such second Module Two that are needed in connection therewith, for so long as BMS may conduct such internal research.

                 2.1.8.5 Nothing in this section 2.1.8 is intended to prevent or restrict, or shall be construed as preventing or restricting, BMS and its Affiliates from using for any internal research (including screening and drug development) purpose, following any such withdrawal with good cause: (i) any Reporters supplied to it by Aurora prior to the withdrawal date or (ii) any Aurora Technology disclosed to it by Aurora prior to the withdrawal date where the manufacture, use or sale of such Aurora Technology is not covered by a Valid Claim under the Aurora Patent Rights or Aurora Copyrights. It is further understood that nothing in this section 2.1.8 alters any confidentiality obligations of the parties under this Agreement with respect to disclosures to Third Parties.

                 2.1.8.6 For purposes of this Agreement, "good cause" withdrawal by BMS of its participation in the UHTSS program shall mean withdrawal as a result of any of the following:

                          2.1.8.6.1 a decision to cease participation in further development of the UHTSS in accordance with
                          Section 2.1.3; or

                          2.1.8.6.2 a material breach of this Agreement by Aurora that is not cured within 90 days after receipt of written notice by BMS describing such breach; or

                          2.1.8.6.3 discovery by BMS that Aurora has made an untrue statement with respect to any representation, or materially breached any warranty contained in this Agreement; or

*** CONFIDENTIAL TREATMENT REQUESTED

         ***

                          2.1.8.6.5            as provided in Section 9.4.

         2.1.9 Syndicate Formation and Limitations. It is anticipated that Aurora may seek to collaborate with, develop and supply to, and/or grant certain license rights to Third Parties with respect to the development, use and/or supply of a UHTSS to such Third Party. Notwithstanding the foregoing, Aurora covenants and agrees that, so long as BMS is not in default of any payment obligation hereunder and has not terminated its participation in the development of the UHTSS, then, until the date that is *** following the date that BMS shall have accepted a fully operational, complete UHTSS pursuant to section 2.1.3., Aurora will not, without BMS' prior written consent,
         (A) enter into agreements with more than *** Third Parties (i) under which Aurora grant a license rights to such Third Party to use the Aurora UHTSS Patent Rights or Copyrights or Aurora UHTSS Technology rights so that such Third Party may make or use any ultra-



  *** CONFIDENTIAL TREATMENT REQUESTED
         high throughput screening system similar to the UHTSS, and/or (ii) under which Aurora will develop, sell (whether by purchase, financial lease, lease with option to purchase, or otherwise), and/or supply, whether (or not) in collaboration with such Third Party or otherwise, any ultra-high throughput screening system similar to the UHTSS to such Third Party, and (B) enter into any operating lease for a UHTSS with a Third Party or license any Aurora UHTSS Technology or Aurora UHTSS Patent Rights to a Third Party in order to allow such Third Party to build its own UHTSS without infringing such rights.

         Subject to section 2.1.10 (where applicable), nothing in this section
2.1.9 is intended to limit or restrict:

         - the number of parties to whom Aurora may supply or grant licenses with respect to any Reporters, the Aurora Reporter System Patent Rights, or the Aurora Reporter System Technology, and/or

         - Aurora's ability to provide screening services using the Aurora Patent Rights and Aurora Technology to Third Parties, provided that such screening services do not involve a screen that is exclusive to BMS under section 3.1.2 hereof or otherwise conflict with any provisions of this Agreement.
                 ***



*** CONFIDENTIAL TREATMENT REQUESTED

***

*** CONFIDENTIAL TREATMENT REQUESTED

         ***

                 2.1.10.3 In the event of any dispute between BMS and Aurora under this section 2.1.10 as to any financial issue or determination, the parties agree to use non-binding arbitration first in an effort to resolve any such dispute, as follows: Aurora shall select a independent accountant reasonably acceptable to BMS (who is neither Aurora's nor BMS' normal independent accountant) who will review the facts and circumstances surrounding the dispute and render an opinion on such matter. The parties will reasonably cooperate with such independent accountant's efforts, and will evenly share the fees and expenses of such independent accountant during the pendency of such proceedings, with the loser to be responsible for all such fees and expenses and to reimburse the winner for its share paid. The independent accountant will execute a confidentiality agreement with each party prior to obtaining each party's relevant confidential information and which will only be used for the purpose of rendering such accountant's opinion. Neither party shall have any obligation to provide any information, however, which would effect a waiver of any privileges available to either party.

         2.1.11 Supply of Reporters and Related Reagents/Tools. So long as BMS has made payments in accordance with section 2.1.12 hereof, then, at BMS' request, Aurora will supply to BMS, and will use reasonable efforts to supply same within 30 days after receipt of a written purchase order therefor, such Reporters then available to Aurora and other reagents/tools pertaining thereto (e.g., plasmids) as BMS may require in order to use the Reporter System in a Nonexclusive Screening Program conducted by BMS. BMS will be charged for all supplies so delivered at *** . BMS will pay for all supplies so ordered within *** days after delivery and acceptance by BMS. All such supplies shall be delivered F.O.B. the destination point designated by BMS. Any supplies that BMS receives that are damaged, defective or inactive shall be returned by BMS (or destroyed if so designated by Aurora), and an appropriate exchange of, or credit or refund for, same shall be made by Aurora, as BMS may elect.

         2.1.12 Payments in Consideration of the Use of the Aurora Reporter System Technology and Reporter System Patent Rights.

         2.1.12.1 Until such time as BMS shall have accepted, if at all, a fully operational, complete UHTSS in accordance with the provisions of this Agreement, BMS' right to continue to use any Reporters supplied by Aurora and to continue to use the Aurora Reporter System Patent Rights licensed to BMS hereunder shall be conditioned upon the payment by BMS, at BMS' election annually, to Aurora of *** . If BMS elects to continue such rights, such amount



*** CONFIDENTIAL TREATMENT REQUESTED
                 shall be paid *** during each such calendar year. If BMS affirmatively notifies Aurora that BMS no longer will exercise such rights or if it fails to make a payment, then BMS' right to use the Aurora Reporter System Patent Rights licensed to BMS hereunder shall terminate; provided, that before any such termination for nonpayment shall be effective, Aurora shall have first notified BMS in writing of such failure to pay, and BMS fails within *** days thereafter to pay the amount required to maintain such rights.

                 If and once BMS has accepted a fully operational, complete UHTSS in accordance with the provisions of this Agreement, BMS' right to continue to use any Reporters supplied by Aurora and to continue to use the Aurora Reporter System Patent Rights licensed to BMS hereunder shall be conditioned upon the payment by BMS, at BMS' election annually, to Aurora of ***. If
                 BMS so elects to continue such rights, such amount shall be paid *** during each such calendar year. If BMS affirmatively notifies that it no longer will exercise such rights or if it fails to make a payment, then BMS' right to use the Aurora Reporter System Patent Rights licensed to BMS hereunder shall terminate; provided, that before any such termination for nonpayment shall be effective, Aurora shall have first notified BMS in writing of such failure to pay, and BMS shall have failed within *** days thereafter to pay the amount required to maintain such rights.

                 2.1.12.2 Nothing in this section 2.1.12 is intended to prevent or restrict, or shall be construed as preventing or restricting, BMS and its Affiliates from using for any internal research (including drug development) purpose, following any termination of rights pursuant to this section 2.1.12: (i) any Reporters supplied to BMS by Aurora prior to the applicable termination date or (i) any Aurora Technology disclosed to it by Aurora prior to the applicable termination date where the manufacture, use or sale of such Aurora Technology is not covered by a Valid Claim under the Aurora Patent Rights or by any Aurora Copyrights. It is further understood that nothing in this section 2.1.12 alters any confidentiality obligations of the parties under this Agreement with respect to disclosures to Third Parties.

         2.1.13 Option to Purchase Additional UHTSS Components. BMS and its Affiliates shall have the right to purchase one or more additional UHTSS's (or any of the components comprising same) from Aurora, and Aurora agrees to manufacture and supply same, upon issuance of a firm purchase order to Aurora for same, subject to the following terms and conditions:

                 2.1.13.1 Such option may be exercised by BMS for one or more additional UHTSS's (or any of the components comprising same) at any time after payment for the first UHTSS (or the payment for the components comprising same) under


*** CONFIDENTIAL TREATMENT REQUESTED

                 section 2.1.5 and prior to the date that is ***.

                 2.1.13.2 The price of each such additional UHTSS (or component) shall be ***. In the event that the applicable price is determined by reference to (C)(i) above, Aurora shall provide reasonable substantiation of such costs to BMS. BMS will reimburse Aurora for any reasonable shipping, packaging and insurance costs as are not included within the foregoing pricing. The UHTSS (and any such components) shall be shipped F.O.B. such BMS facility as is designated by BMS and shall be subject to the terms of the purchase order and to the same terms and conditions, including Acceptance, as are set forth herein for the initial UHTSS.

                 2.1.13.3 BMS will pay to Aurora *** of the estimated purchase price within *** after *** by Aurora, with another *** to be paid within *** following *** (or applicable components) covered by the purchase order, and the balance to be paid within *** by BMS. Upon receipt of payment by BMS, Aurora shall issue a bill of sale to BMS, the terms of which shall be consistent with the terms of this Agreement (including without limitation Article 5 hereof), confirming transfer of title to BMS of any such UHTSS component so purchased by BMS

                 2.1.13.4 All items so ordered by BMS shall be manufactured by Aurora and delivered to BMS not later than *** following receipt of the purchase order for same from BMS; provided, that the delivery date for such additional UHTSS's or components so ordered by BMS may not be earlier than *** following the applicable UHTSS Target Delivery Date corresponding to same.

                 2.1.13.5         All items so purchased by BMS under this
                 section 2.1.13 shall be eligible for maintenance service under the same terms as apply to the purchase of the UHTSS components hereunder. Such maintenance shall be provided
                 *** following acceptance of such item by BMS, and thereafter, may be purchased by BMS at its election *** of such item.

3.0      EXCLUSIVE AND NONEXCLUSIVE SCREENING PROGRAMS


*** CONFIDENTIAL TREATMENT REQUESTED

         3.1 Exclusive Screening Program. The parties will collaborate in developing and conducting an Exclusive Screening Program (ESP), as follows:

         3.1.1 Scope. Under the ESP, BMS and Aurora will collaborate, using the Aurora Screening Technology, to develop high throughput and/or ultra high throughput screens for BMS' use in accordance with this Agreement and which will be manufactured by Aurora and delivered to BMS on *** selected by BMS (which targets must be reasonably acceptable to Aurora, such consent not to be unreasonably withheld). The parties will collaborate on the specifications for, and development of, the particular screens (each screen, together with all of the reagents and any other materials to be delivered by Aurora in connection therewith, is referred to hereinafter as an "ESP Screen"), which shall be manufactured by Aurora and delivered to BMS (the "ESP Collaborative Activities"). BMS will propose the targets and the parties will use all reasonable efforts to select two targets within *** following the Effective Date, and the remaining target within *** after the Effective Date; provided, however, that BMS shall not be obligated to propose (i) more than *** targets with respect to the *** targets to be agreed upon during said *** (and if the parties are unable to agree upon *** targets from ***, this section 3.1.1 shall apply only to the ***, on which the parties have been able to agree), and (ii) more than *** with respect to the *** target to be agreed upon within said *** period (and if the parties are unable to agree upon such *** target, neither party shall be under any obligation with respect to the joint development of an ESP Screen for such *** target).

         Promptly following mutual agreement on the selection of each target, the parties will jointly prepare an "ESP Work Plan", which shall set forth in detail the respective responsibilities of the parties in the development of each ESP Screen, and which must be executed by both parties to be effective. Each such ESP Work Plan will contain, where applicable, a description of the tasks to be performed by each party, location, the specific deliverables (including number of reagents and any other materials to be provided for each ESP Screen and any specifications therefor) and documentation to be produced by Aurora, acceptance criteria for each ESP Screen, any warranty periods, a schedule of performance, fees (as determined in accordance with this section 3.1.1), a schedule of payments, and any other relevant work specifications (including the "closely-related target" definition contemplated by section 3.1.2).

         Promptly following the execution of each ESP Work Plan, the parties will commence their respective duties under the ESP Work Plan for the development, manufacture, and delivery of the applicable ESP Screen. All work under an ESP Work Plan shall be performed in accordance with the provisions of this Agreement, and each party will use its reasonable best efforts to complete its obligations under the ESP Work Plan as expeditiously as practicable. If any provisions of any such ESP Work Plan should conflict with any provisions set forth in this Agreement, the provisions of this Agreement shall take precedence, unless such ESP Work Plan expressly refers to the specific provision(s) of this Agreement that it is intended to replace or modify (and which shall be



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
         limited in force and effect to such ESP Work Plan only). During the development of an ESP Screen, Aurora will update BMS *** in reasonable detail in writing with respect to its development activities with respect to each such ESP Screen and will update BMS verbally at more frequent intervals.

         In developing each ESP Work Plan, the parties will jointly determine and agree upon the fee to be paid by BMS to Aurora for development, manufacture and delivery of an ESP Screen acceptable to BMS for the target in question. The parties understand and agree that the total fee for such effort ***. The *** shall be paid within *** following execution of the ESP Work Plan, the *** shall be reimbursed to Aurora by BMS monthly in arrears ***, and *** shall be paid *** following
         ***.

         In the event that BMS pays, in whole or in part, for any work to be performed and materials to be delivered as part of an ESP Work Plan, and Aurora is unable to deliver an ESP Screen and related reagents and other materials acceptable to BMS for the target in question by the date called for in the ESP Work Plan ***, then BMS may elect in its sole discretion either:

                 (i) to extend the delivery date (but only a writing signed by an officer of BMS shall be sufficient);

                 (ii) not to continue further development of that target or a substitute target, in which event the parties will be deemed to have fulfilled their obligation to develop ***; or

                 (iii) to propose an additional target in substitution of such target for which an acceptable ESP Screen could not be developed (which target shall be reasonably


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
                  acceptable to Aurora), in which event, in determining the fee to be paid by BMS for such ESP Work Plan, Aurora shall not be entitled to ***, and BMS shall be entitled to *** of such unusable ESP Screen against the *** to be charged BMS under such substitute ESP Work Plan developed for any such other target.

         All Materials provided by BMS in furtherance of a ESP Work Plan shall be used in accordance with Exhibit 3.1.1 attached hereto.

         3.1.2 Exclusivity. Following selection by BMS and Aurora of a target for an ESP Work Plan and until the date that is *** following the date that an ESP Screen for such target is delivered to and accepted by BMS, Aurora agrees that it and its Affiliates will not provide to any Third Party or use for the benefit of any Third Party, and will not collaborate or contract with any Third Party on the development of, any screens for the same target or any target that is "closely-related" to the target so selected, nor grant license rights to any Third Party that would conflict with the foregoing by allowing such Third Party to use any Aurora Patent Rights, Copyrights or Aurora Technology to make or use any such screen. Notwithstanding anything that the preceding sentence might imply to the contrary, BMS does not waive or relinquish any cause of action it may have relating to infringement of, nor shall the foregoing be construed to imply or create in any way any rights in Aurora following such *** period under, any patent rights that may be owned or Controlled by BMS and its Affiliates pertaining to the manufacture, use or sale of any such ESP Screen, to any BMS Materials or other substances contained therein or used to make such ESP Screen, or to any processes used to make such ESP Screen.

         It is understood that, to the extent that Aurora has granted a Third Party a license to use the Aurora Reporter System Technology and Aurora Reporter System Patent Rights on an unrestricted basis, Aurora cannot guarantee or warrant that such Third Party's will not use such rights in accordance with such grant to develop and use a screen that competes with an ESP Screen developed by Aurora for BMS hereunder; provided, that where Aurora and BMS are contemplating or performing an ESP Work Plan for an ESP Screen that Aurora is aware is also under development by a Third Party to whom Aurora has licensed unrestricted rights that allow such Third Party to develop same or with whom Aurora is then collaborating on the development thereof, Aurora will inform BMS of such competitive development (but shall not be required to identify the Third Party) so that BMS may decide whether to pursue another ESP Screen or to enter into or continue the ESP Work Plan for such ESP Screen anyway.

         For purposes of this section 3.1.2, "closely-related" shall be determined by ***

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
         3.1.3 Acceptance of Screen. Promptly following receipt of each such ESP Screen, BMS will test same for acceptability to BMS in terms of effectiveness, accuracy, reliability, and conformity to specifications as set forth in the ESP Work Plan. BMS shall notify Aurora in writing as to whether BMS accepts each such ESP Screen based on the foregoing criteria *** (and if not, BMS will provide Aurora with a list of the deficiencies found by BMS so that Aurora may develop an acceptable ESP Screen). Aurora will promptly remedy such deficiencies and provide an acceptable ESP Screen within a reasonable time *** thereafter.

         If at any time during the Contract Term an ESP Screen for whatever reason loses its effectiveness or efficacy or is no longer biologically active, Aurora will replace same as promptly as practicable at no additional cost to BMS (unless the replacement is required as a result of negligence on the part of BMS, in which event BMS will reimburse Aurora ***).

         3.1.4 Improvements. Improvements to an ESP Screen that may be made by Aurora during the Contract Term following delivery to and acceptance by BMS of such Screen shall be made available to BMS, upon written request from BMS, for a fee equal to *** incurred by Aurora to improve and optimize same, plus ***. At BMS' request, and prior to commencing such work, Aurora will provide BMS with a firm estimate *** Payment shall be made by BMS following acceptance of same, using the same acceptance procedure as set forth in section 3.1.3 for the initial ESP Screen.

         3.1.5 Deployment of Screen by BMS. BMS will employ each such accepted ESP Screen to screen such BMS Test Materials as BMS deems appropriate for such purpose in the exercise of its sole and absolute discretion.

         3.1.6 Additional Screens. Subject to the same terms and conditions as are set forth in this section 3.1 (e.g., mutual acceptability of the target, exclusivity, development of a mutually acceptable ESP Work Plan for same, etc.), BMS may elect that the number of ESP Screens on which BMS and Aurora shall collaborate to develop and deliver to BMS be increased to *** *** during each year of this Agreement until the date that BMS accepts a complete, fully operational UHTSS pursuant to section 2.1.3 or the date that is *** following the Effective Date, whichever is the later date.

         3.1.7 Rights in BMS Compounds. All right, title and interest in any Inventions relating in any way to any BMS Test Materials and any BMS Hits or Lead Compounds which arise out of, or are conceived or reduced to practice as a result of, the development or use of an ESP Screen by or for BMS shall be owned solely by BMS, and to the extent that Aurora or any of its employees or contractors might be considered a co-inventor of any such Invention, Aurora hereby assigns to BMS all rights, title and interest in and to any such Invention made by it, its employees or contractors. Aurora agrees to execute any instruments or other documents, at BMS' reasonable request and expense, to confirm and



*** CONFIDENTIAL TREATMENT REQUESTED

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
         vest same, and agrees to maintain appropriate contractual arrangements with its employees and contractors to effectuate same.

         3.1.8 Payments to Aurora. In addition to such payments as are made by BMS to Aurora pursuant to section 3.1.1 hereof, the following payments shall be made to Aurora with respect to the delivery and use of the ESP Screens by BMS:

                 3.1.8.1  Milestones.  BMS will pay to Aurora:

                     3.1.8.1.1 Where BMS has determined that a Hit identified in an ESP Screen should become a Lead Compound and enter a Lead Compound Development Program conducted by BMS, BMS will promptly notify Aurora in writing of same and will pay to Aurora *** for each such Lead Compound. Payments shall be wired to a bank account specified by Aurora within *** following such notification from BMS.

                     3.1.8.1.2 BMS will promptly notify Aurora in writing of each Approved PLP Compound approved by the BMSPGOC. BMS will pay Aurora *** for each Approved PLP Compound so approved for further development by the BMSPGOC; provided, that if a Hit under section 3.1.8.1.1 should be approved as an Approved PLP Compound without first having been approved to enter a Lead Compound Development Program (such that Aurora did not receive any payment under section 3.1.8.1.1), then BMS shall pay Aurora *** upon any such Hit so approved for further development as an Approved PLP Compound by the BMSPGOC. Payments shall be wired to a bank account specified by Aurora within *** following such notification from BMS.

                     3.1.8.1.3 If an Approved PLP Compound should reach the following milestones, BMS will promptly notify Aurora of same and will pay the following amounts to Aurora:

                     Event                                         Payment (US$)

                     ***


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                                       31

                                      ***

                     provided, however, that if a Hit identified using a particular ESP Screen and on which milestones payment(s) above have been made should be dropped from further development by BMS, for whatever reason, then no more milestone payments shall be due with respect to any subsequent Hit so identified in the same ESP Screen, unless and until such subsequent Hit reaches the milestone next following the last milestone on which a payment was made for the abandoned compound. Payments shall be wired to a bank account specified by Aurora within *** days following the date that any such milestone is reached.

                 3.1.8.2 Royalties. With respect to each Covered Product identified as a Hit in a Exclusive Screen, BMS shall pay a royalty on Net Sales of such Covered Product during the Royalty Term for such Covered Product, as follows *** ***

                                         ***
                 ; provided, however, that where the potential use or application for a disease indication of any compound or Analog thereof (or the active substance therein) was identified (whether in laboratory notebooks, patent application(s), or otherwise) by BMS prior to the date that such compound, Analog or active substance was identified as a Hit hereunder, then no royalty shall be due on a Covered Product incorporating same to the extent sold for the treatment or prevention of diseases or conditions for which such compound, Analog or Product is being sold, being developed, or planned for development by BMS at the time of such identification.



*** CONFIDENTIAL TREATMENT REQUESTED

                 Royalties for Net Sales of any Covered Product in any given country shall be due and payable only during the Royalty Term for such Covered Product in such country; thereafter, BMS shall be entitled to continue to sell such Covered Product in such country without further compensation to Aurora.

         3.2     Nonexclusive Screening Payments.   As part of the rights
licensed under section 5.1.1 hereof, BMS and its Affiliates shall be entitled to use and practice the Aurora Reporter System Technology and Aurora Reporter System Patent Rights and Copyrights licensed to it under section 5.1.1 hereof and to use any Reporters or other reagents/tools covered thereby that are supplied to BMS by Aurora pursuant to this Agreement for internal research and drug development, including to develop, make and use in internal research and drug development any high throughput and ultra high throughput screens targeting any targets as BMS in its discretion may select (collectively, such activities referred to as the "Nonexclusive Screening Program" or "NSP", and any such screen, the manufacture or use of which is covered by the Aurora Patent Rights or Copyrights or in which the Reporters supplied by Aurora are used, referred to as a "Nonexclusive Screen"). BMS shall be entitled to conduct any internal research, development and commercialization thereafter of any Hits arising out of any such NSP activities as BMS in its discretion may elect to conduct.

         Promptly following the Effective Date, Aurora will commence training of BMS personnel at Aurora in the use and application of the Aurora Reporter System Technology and any Reporters or other reagents/tools to be supplied to BMS by Aurora pursuant to this Agreement so that BMS may develop, make and use Nonexclusive Screens for use by BMS in accordance with this Agreement. The number of such individuals shall be jointly determined by BMS and Aurora but shall be a number sufficient to allow for BMS to effect rapid scale-up in its use of the Aurora Reporter System Technology. If more individuals need to be trained than can be reasonably accommodated in the first training session, the parties will jointly schedule additional sessions as reasonably necessary.
Each party will bear its own costs in connection with such training sessions.
         Subject to section 3.2.4 below, BMS shall make milestone payments to Aurora with respect to such Hits as arise out of any use of a Nonexclusive Screen by BMS or its Affiliates, as follows:

         3.2.1 Where BMS has determined that a Hit identified through the use of any such Nonexclusive Screen should become a Lead Compound and enter a Lead Compound Development Program conducted by BMS, BMS will promptly notify Aurora of same and will pay to Aurora *** for each such Lead Compound. Payments shall be wired to a bank account specified by Aurora within *** following such notification from BMS.

         3.2.2 BMS will promptly notify Aurora of each Lead Compound arising out of section 3.2.1 that becomes an Approved PLP Compound, and will pay Aurora *** for each Approved PLP Compound so approved for further development by the BMSPGOC; provided, that if a Hit under section 3.2.1 should be approved as an Approved PLP Compound without first having been approved to enter a



*** CONFIDENTIAL TREATMENT REQUESTED

         Lead Compound Development Program (such that Aurora did not receive any payment under section 3.2.1), then BMS shall pay Aurora *** upon any such Hit so approved for further development as an Approved PLP Compound by the BMSPGOC. Payments shall be wired to a bank account specified by Aurora within *** following such notification from BMS.

         3.2.3 If an Approved PLP Compound in section 3.2.2 should reach the following milestones, BMS will promptly notify Aurora of same and will pay the following amounts to Aurora:

                     Event                                               Payment
         (US$)

                                        ***

         ; provided, however, that if a Hit identified using a particular Nonexclusive Screen and on which milestones payment(s) above have been made should be dropped from further development by BMS, for whatever reason, then no more milestone payments shall be due with respect to any subsequent Hit so identified in the same Nonexclusive Screen, unless and until such subsequent Hit reaches the milestone next following the last milestone on which a payment was made for the abandoned compound. Payments shall be wired to a bank account specified by Aurora within *** following the date that any such milestone is reached.

         3.2.4 The milestone payments in this section 3.2 shall apply only to Hits obtained prior to the delivery of the complete, fully operational UHTSS to BMS and only with respect to such Hits as are obtained in the *** Nonexclusive Screens developed by BMS; provided, however, that if BMS enters into an agreement with Aurora to develop more than *** ESP Screens under section 3.1 hereof, then each such additional ESP Screen in excess of *** shall reduce, by the same excess number, the number of Nonexclusive Screens under this section 3.2 for which payments might otherwise be required to be made under sections *** above. For example, if BMS enters into


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
         ESP Work Plans for *** ESP Screens, then the milestone payments under Sections *** shall apply only to a Hit (that is subsequently approved as a Lead Compound and that occurs prior to the date that a complete, fully operational UHTSS is delivered to BMS) in the *** Nonexclusive Screens developed by BMS.

         3.2.5 All right, title and interest in any Inventions relating in any way to any BMS Test Materials and any Hits or Lead Compounds which arise out of, or are conceived or reduced to practice as a result of, the development or use of an Nonexclusive Screen by or for BMS shall be owned solely by BMS, and to the extent that Aurora or any of its employees or contractors might be considered a co-inventor of any such Invention, Aurora hereby assigns to BMS all rights, title and interest in and to any such Invention made by it, its employees or contractors. Aurora agrees to execute any instruments or other documents, at BMS' reasonable request and expense, to confirm and vest same, and agrees to maintain appropriate contractual arrangements with its employees and contractors to effectuate same.

         3.3 Ownership of Data. All results and data generated by BMS, its Affiliates and its and their contractors arising out of the use by any of them of the UHTSS and any ESP Screen or Nonexclusive Screen, the use of any of the rights licensed under article 5 hereof, or otherwise arising out of this Agreement with respect to any Hits, Lead Compounds and Approved PLP Compounds (and Analogs of any of the foregoing made or obtained by BMS) or otherwise out of the internal research and development conducted by or for BMS and its Affiliates shall be owned exclusively by BMS and shall be treated as BMS Confidential Information hereunder.

         3.4 Development of Products. BMS will in its sole and absolute discretion determine which, if any, such Hit(s) will be approved as Lead Compounds and developed further in a Lead Compound Development Program conducted by BMS. BMS shall be responsible for all pre-clinical (including medicinal chemistry) activities during the course of the Lead Compound Development Program for such Lead Compound, as well as following any approval
of an Approved PLP Compound.   The conduct of the Lead Compound Development
Program shall be solely within the control and discretion of BMS, and BMS may in its discretion suspend or terminate, in whole or in part, the Lead Compound Development Program for a Lead Compound at any time.

         BMS will be responsible for all pre-clinical and clinical development, including all regulatory filings, of Hits, Lead Compounds, and Approved PLP Compounds arising out of this Agreement. BMS shall have sole and absolute discretion and control over the conduct of, and all activities associated with, the development or abandonment of any Hit or Lead Compound, the approval of a Lead Compound as an Approved PLP Compound, the development or abandonment of any Approved PLP Compound, all regulatory activities relating to the manufacture, use or sale of any Approved PLP Compound or Product, and the commercialization and marketing of any Product in any country. All INDs, NDAs and other regulatory filings made or filed by BMS for any Approved PLP Compound or Product shall be owned solely by BMS. BMS will provide summary annual reports to Aurora on the development status of any Approved PLP Compound then in development arising out of the ESP Screening Program and which shall


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
be treated as BMS Confidential Information hereunder. Other than royalty reports required hereunder, no reports shall be required of BMS with respect to any activities connected with the commercialization of any Product approved for marketing in any country.

         3.5 Laboratory Facilities and Personnel. Aurora and BMS shall each, at their respective cost and expense, provide suitable and sufficient laboratory facilities and equipment, and will devote sufficient, experienced personnel, as is needed to carry out their respective obligations under this Agreement.

         3.6 Payments to Third Parties by Aurora. Aurora shall be solely responsible for the performance by, and any payments of any nature whatsoever due to, Third Parties relating to the following:

         3.6.1 The use by Aurora and by BMS (where used by BMS in accordance with this Agreement) of any patent rights, copyrights, Know-How or other intellectual property rights owned or controlled by such Third Party that are licensed to Aurora and which are included within the Aurora Patent Rights and Aurora Technology that are sublicensed to BMS hereunder; and

         3.6.2 Any Third Party used by Aurora to provide goods or services to make, have made, sell, deliver, install and/or provide maintenance for the UHTSS and any UHTSS components supplied hereunder; and

         3.6.3 Any Third Party used by Aurora to provide goods or services in connection with the preparation, manufacture, use, sale, and delivery of an applicable ESP Screen or any Reporters hereunder.

4.0      SERVICE AND SUPPORT

         4.1      Service and Support.     For a period until (i) *** after
Acceptance of a complete, fully operational UHTSS pursuant to section 2.1.3.1 (including during the period prior to Acceptance of same during which Modules One and Two of such UHTSS are being installed and used) , (ii) *** after Acceptance of the Second Module Two pursuant to section 2.1.3.2 (or until expiration of the *** in (i), whichever is the later), and (iii) for *** after Acceptance of each additional UHTSS or component thereof as may be ordered by BMS pursuant to section 2.1.13, Aurora will provide, ***, service and support for the applicable system and all system components, as such service and support is more fully described on Exhibit 4.1 attached hereto ("Service and Support"). Aurora will be responsible for providing and paying for this Service and Support, whether provided by Aurora itself or through third party contractors (including those providing any UHTSS components to Aurora). Aurora will designate an appropriate Aurora employee to coordinate such Service and Support.

         Following the applicable period pertaining to (i)-(iii) under the preceding paragraph, BMS may elect to purchase Service and Support annually for up to *** thereafter (or


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                                       36
such longer period as the parties may mutually agree upon in writing) for such UHTSS's (or components thereof) for a fee that is *** Maintenance payments shall be payable in ***. Alternatively, BMS may utilize its own designated internal resources for some or all of such components, in combination with additional support provided directly by Aurora and/or Aurora's technology partners, at Aurora and such partners' then prevailing rates, in which event the annual maintenance fee shall be equitably prorated for the items still subject to maintenance. Following such *** period, BMS may purchase maintenance at ***.


5.0      INTELLECTUAL PROPERTY RIGHTS

         5.1     License Rights.

         5.1.1   Aurora grants to BMS ***

            (i) to conduct internal research and development (including without limitation drug discovery, screening and drug development), including without limitation

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
         *** (ii) to the extent covered thereby to make, have made, use, sell, import and offer for sale any Hits, Lead Compounds, Approved PLP Compounds, Products, and substances identified as having Activity using such licensed rights, all in accordance with the terms and conditions of this Agreement.

         Subject to sections 2.1.9, 3.1.2, and 3.1.7 hereof, the rights granted under this section 5.1.1 shall be non-exclusive and Aurora shall be entitled to grant licenses to such rights to Third Parties upon such terms as Aurora shall determine and/or to use such rights for the benefit of itself or any Third Party. The rights granted hereunder shall be subject to any and all payments required in articles 2 and 3 hereof, and shall continue until, and to the extent, terminated in accordance with the provisions of this Agreement.

         5.1.2 Notwithstanding section 5.1.1, the rights granted thereunder do not include:

                 5.1.2.1 Improvements to the Aurora Reporter System Technology developed after the date that is the later of *** other than those improvements that represent incremental improvements to the existing Aurora Reporter System Technology developed after such date (for example, a novel Reporter developed after such date would not fall within the improvements licensed to BMS after such date); and

                 5.1.2.2 Inventions pertaining to the Aurora Reporter System Technology that are made after the date that is *** ;
                 provided, that the foregoing shall not apply to Inventions that constitute incremental improvements under section 5.1.2.1; and provided, further, that any Inventions made after such date that are embodied in a division or substitute application for an Invention made prior to such date shall be included within the rights licensed to BMS hereunder.

                 5.1.2.3 The right to use any Reporter as a drug or tool as part of any commercial contract service or bureau to treat or diagnose diseases or conditions or to detect analytes as part of a diagnostic program for Third Parties; however, the right to use any Reporter for research (including screening and drug development) purposes, including as a drug or tool to detect analytes for research purposes, shall not be limited or restricted in any way by the foregoing.

         5.2     Ownership Rights.

         5.2.1 Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any


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                                       38
         rights, title or interest in any Confidential Information, Technology, or patent rights owned or Controlled by a party. Except as expressly provided for in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Biological Materials, Technology, Copyrights, or Patent Rights owned or Controlled by a party or its Affiliates.

         5.2.2 BMS shall own all Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions. Subject to section 3.1.7, 3.2.5, and 5.2.3, Aurora shall own all Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions. Subject to Sections 3.1.7, 3.2.5, and 5.2.3, all Inventions and other Technology made jointly by employees or agents of BMS and employees or agents of Aurora shall be owned jointly by BMS and Aurora. Subject to the terms of this Agreement, all joint Inventions (and all patent rights obtained thereon) and all Technology jointly developed by Aurora and BMS during the Research Term may be freely exploited by either party without further obligation to the other. Determinations of inventorship shall be made in accordance with U.S. patent law.

         5.2.3 All rights, title and interests owned or Controlled by Aurora or its Affiliates in any Inventions and Technology pertaining to any indication or use of any Hit, Lead Compound, Approved PLP Compound or Covered Product (or of Analogs of the class of compounds to which the same may pertain) that may be conceived or reduced to practice at any time during the Contract Term solely by Aurora employees or by a Third Party under contract with Aurora, or jointly by any of them with others, in connection with the activities conducted by Aurora under this Agreement, and all rights, title and interest Aurora may have in any Patent Rights that may be obtained on any of the foregoing (collectively, "Product Invention Rights"), shall be owned exclusively by BMS, and shall be deemed to be and have been automatically assigned to BMS by reason of Aurora's execution of this Agreement. Aurora shall promptly report any such Invention to BMS in sufficient detail to enable BMS to assess whether a patent application should be filed. If BMS desires to file patent applications on any such Invention, it will do so at its option and expense, and Aurora will provide reasonable cooperation as BMS may request (with BMS reimbursing Aurora for any out-of-pocket costs so incurred) in obtaining and filing for any patent protection thereon in BMS' name and will execute any documents or other instruments as may be reasonably requested by BMS to fully vest exclusive ownership of such Product Invention Rights in BMS. BMS shall be under no obligation, express or implied, to develop, market, or otherwise utilize any such Product Invention Rights.

         5.3 Sublicensing. BMS shall have the right to sublicense any of the rights licensed to it by Aurora hereunder to any Affiliate of BMS, provided that such Affiliate is bound by all pertinent terms and conditions of this Agreement and provided that BMS shall not be relieved of any of its obligations under this Agreement.

         Nothing in this section 5.3 or otherwise in this Agreement shall restrict, or is intended to restrict, BMS in any way from collaborating with a Third Party on the development, manufacture, or use of any Non-Exclusive Screen (or with respect to the use of an Exclusive Screen at BMS); provided, that such Third Party shall have executed an appropriate confidentiality agreement with BMS to keep in confidence any disclosures of Aurora Confidential Information that BMS may need to make in connection therewith, and provided that such Third Party shall have agreed that the use by such Third Party of any such Aurora Confidential Information or rights licensed to BMS hereunder is limited solely to developing, making, supplying, or using any such Non-Exclusive Screens (and using any such Exclusive Screens) solely in furtherance of BMS' research and drug development activities or of such collaboration as BMS may have with such Third Party; and provided, further, that BMS may not provide any Reporters to any such Third Party without Aurora's prior written consent, and may not disclose any Confidential Information pertaining to any Aurora Reporter System Technology to any such Third Party, other than to consultants and contractors working at BMS facilities who have reason to know same and in accordance with article 9.

         5.4 Software. Aurora shall provide to BMS a copy of the source code and object code for any Software provided with the UHTSS (or any Module or other component) to the extent available to and under the Control of Aurora, and, if such source or object code is licensed to Aurora from a third party, upon the same terms as apply to Aurora's use of such source or object code.
BMS may, in its discretion, adapt, reproduce, and modify such software and prepare derivative works based upon the software, as well as enhance or improve functionality of the software through new modules or subroutines developed by BMS for use with the software (all of the foregoing collectively, "Modifications"), all of which, as well as any rights (including copyright rights therein) shall be owned by BMS. Aurora shall have no ownership interest in, nor any right to license, use or disclose, or any obligation to support, any such Modifications developed by BMS, all of which (and the title and rights therein) shall be owned by BMS; provided, however, that BMS shall not acquire by reason of the foregoing ownership of any portions of the software code provided by Aurora or any interest in any copyright owned or held by Aurora or its licensors therein.

6.0      PAYMENTS OF ROYALTIES, ACCOUNTING FOR ROYALTIES, RECORDS

         6.1 Payment Term. All royalties required to be paid by BMS hereunder shall be paid with respect to each country of the world from ***

         6.2 Payment Dates. Royalties shall be paid by BMS on Net Sales within *** *** Such payments shall be accompanied by a statement showing all relevant sales information including the information employed to calculate Net Sales of each Covered Product in each country, and the calculation of the amount of royalty due.

         6.3 Accounting. The Net Sales used for computing the royalties payable to Aurora by BMS shall be computed in U.S. dollars and paid by wire transfer or other mutually acceptable



*** CONFIDENTIAL TREATMENT REQUESTED
means. For purposes of determining the amount of royalties due, the amount of Net Sales in any foreign currency shall be computed by converting such amount into dollars ***

         6.4 Records. BMS shall keep for *** complete and accurate records of sales and all other information necessary to calculate Net Sales of each Covered Product in sufficient detail to allow the accrued royalties to be determined accurately. Aurora shall have the right to cause an independent, certified public accountant (who has executed a confidentiality agreement with BMS reasonably acceptable to BMS) to audit such records at the place or places of business where such records are customarily kept in order to verify the accuracy of the reports of Net Sales and royalty payments for the preceding two years. Such audits may be exercised during normal business hours *** . Aurora shall bear the full cost of such audit unless such audit discloses a variance of *** from the amount of the royalties due under this Agreement, in which event, *** . Aurora agrees not to disclose confidential information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for Aurora to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law.

         6.5 Withholding Required by Law. If provision is made in law or regulation for taxes to be withheld by BMS, such tax shall be deducted from the royalty or other payment to be made by BMS hereunder and shall be remitted to the proper taxing authority. Payment of the royalty or other payment due to Aurora shall be net of such withholding. BMS and Aurora agree to assist the other party in claiming any exemption available from such deduction or withholdings under any double taxation or similar agreement or treaty from time to time in force.

7.0      INFRINGEMENT BY THIRD PARTIES

         7.1 Actual or Threatened Infringement of BMS Materials and Products. If information comes to the attention of BMS or Aurora to the effect that any patent rights owned or Controlled by BMS or its Affiliates relating to a BMS Material, Hit, Lead Compound, Approved PLP Compound or Product are being, have been or are threatened to be infringed by a Third Party not Affiliated with BMS, BMS shall have the sole right, *** ,to take and control all action as BMS may deem necessary or appropriate to prosecute or prevent such unlawful infringement, including the right to bring, defend, settle, compromise, or appeal any suit, action or proceeding involving any such infringement. If BMS determines that it is necessary or desirable to bring an infringement action and for Aurora to join any such suit, action or proceeding, Aurora shall, *** , execute all papers, provide full cooperation and assistance to BMS in connection with such proceeding, and, if necessary, take such other actions as may be reasonably required to permit BMS to act in Aurora's name (including the furnishing of a power of attorney), and *** ; provided, however, that BMS may not settle any patent infringement


*** CONFIDENTIAL TREATMENT REQUESTED
litigation under this Section 7.1 in a manner that adversely affects the scope or enforceability of Aurora's Patent Rights or that would constitute an amendment of this Agreement without Aurora's written consent (not to be unreasonably withheld or delayed). ***

         7.2     Actual or Threatened Infringement of Aurora Patent Rights.

         7.2.1 BMS and Aurora shall promptly notify the other in writing of any alleged or threatened infringement of any Aurora Patent Rights licensed to BMS under this Agreement of which either becomes aware. Both parties shall use reasonable efforts in cooperating with each other to terminate such infringement without litigation. Aurora shall have the first right to bring and control any action or proceeding with respect to such infringement *** and by counsel of its own choice as to any such Aurora Patent Rights, and BMS shall have the right, *** to be represented in any action involving any such Aurora Patent Rights using counsel of its own choice.

         7.2.2 If Aurora fails to bring an action or proceeding within (i) *** following receipt of written notice from BMS with respect to an alleged infringement of any Aurora UHTSS Patent Rights or of any Aurora Reporter System Patent Rights used in an Exclusive Screen hereunder, or
         (ii) *** , set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, with respect to such Aurora UHTSS Patent Rights or any such Aurora Reporter System Patent Rights used in an Exclusive Screen hereunder, BMS shall have the right to bring and control any such action *** and by counsel of its own choice, and Aurora shall have the right, *** to be represented in any such action by counsel of its own choice.

         7.2.3   In the event a party brings an infringement action under this section 7.2, the other party shall provide all reasonable cooperation, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the right to settle any proceedings under this Section 7.2 in a manner that diminishes the rights licensed to the other party hereunder or which would constitute an amendment of this Agreement, without the consent of such other party (not to be unreasonably withheld or delayed). Except as otherwise agreed to by the parties as part of a cost sharing arrangement ***


*** CONFIDENTIAL TREATMENT REQUESTED

         ***

         7.2.4   The parties acknowledge that Aurora's ability to comply with section 7.2.1-7.2.3 above may be subject to rights and obligations under Third Party Contracts as of the Effective Date that have provided patent right, copyrights and Know-How that are included within the Aurora Patent Rights and Aurora Technology licensed to BMS hereunder. Such Third Party Contracts and the provisions therein containing such restrictions are set forth in Exhibit 7.2.4, and Aurora represents and warrants as of the Effective Date that there are no other restrictions under any such Third Party Contracts not set forth on such Exhibit that would affect its ability to perform sections 7.2.1-7.2.3 hereof and that it will not agree to any changes to such restrictions hereafter without the prior written consent of BMS (except where such changes eliminate same or make such restrictions less restrictive).

8.0      DEFENSE OF INFRINGEMENT CLAIMS

         8.1     Defense of Infringement Claims Pertaining to Lead Compounds,
Approved PLP Compounds, and Products.    Subject to section 11.4 (to the extent
applicable), Aurora will cooperate with BMS, *** , in the defense of any suit, action or proceeding against Aurora, BMS, any BMS Affiliate, or any licensee of BMS alleging the infringement of the intellectual property rights of a Third Party by reason of the manufacture, use or sale of a BMS
Material, Hit, Lead Compound, Approved PLP Compound, or Product.   Aurora shall
give to BMS all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), information and assistance necessary to defend or settle any such suit, action or proceeding; provided, however, BMS shall obtain Aurora's prior written consent (not to be unreasonably withheld) if any part of any proposed settlement would have an adverse effect on the scope or enforceability of the Aurora Patent Rights; ***

         8.2 Defense of Infringement Claims Pertaining to Patent Rights Owned or Controlled by Aurora. Subject to section 11.3 (to the extent applicable), BMS will cooperate with Aurora, *** , in the defense of any suit, action or proceeding against Aurora, any Aurora Affiliate, BMS, any BMS Affiliate, or any licensee of BMS alleging the infringement of the intellectual property rights of a Third Party by reason of the use of the UHTSS, the Exclusive or Non-Exclusive Screens or of any Aurora Patent Rights and Aurora Technology licensed to BMS under this Agreement. Aurora shall give BMS prompt written notice of the commencement of



*** CONFIDENTIAL TREATMENT REQUESTED
any such suit, action, proceeding or claim of infringement and will furnish BMS a copy of each communication relating to the alleged infringement. BMS shall give to Aurora all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right, after consultation with BMS, to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), information and assistance necessary to defend or settle any such suit, action or proceeding; provided, however, Aurora shall obtain BMS's prior written consent to all or such part of any settlement which requires payment or other action by BMS, its Affiliates, or licensees, or which would conflict with or have an adverse effect on the continuing use of such Screens or the rights granted hereunder to BMS, its Affiliates or licensees. ***

9.0      TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY, AND CHANGE OF
         CONTROL

         9.1     Confidentiality

         9.1.1 Subject to the terms and conditions of this Agreement, BMS and Aurora each agree that, during the term of this Agreement and for five
         (5) years thereafter, each will use all reasonable efforts to keep confidential, and will cause its Affiliates to use reasonable efforts to keep confidential, all Aurora Confidential Information or BMS Confidential Information, as the case may be, that is disclosed to it or to any of its Affiliates by the other party in connection with the performance of this Agreement. Neither BMS nor Aurora nor any of their respective Affiliates shall use the other party's Confidential Information except as expressly permitted in this Agreement.

         9.1.2 BMS and Aurora each agree that any disclosure of the other's Confidential Information to any officer, employee, contractor, consultant, sublicensee, or agent of the other party or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, shall be limited to the extent consistent with such responsibilities and rights, and shall be provided only to such persons or entities who are bound to maintain same in confidence in a like manner as the party receiving same hereunder is so required. Each party shall use reasonable efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information, including not less than such efforts as it would customarily take to preserve the confidentiality of its own Confidential Information.
         Each party, upon the other's request, will return all the Confidential Information disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request of the other party following any termination of this Agreement, except for one (1)



*** CONFIDENTIAL TREATMENT REQUESTED
         copy which may be kept for the purpose of ascertaining and complying with continuing confidentiality obligations under this Agreement, and except for such copies as a party may retain in order to continue to exercise its rights hereunder (for example, under sections 2.1.7.4, 2.1.7.5, 2.1.8.4, 2.1.8.5, 2.1.12.2, 12.5.2, or 12.5.3) following termination of this Agreement.

         9.1.3 Confidential Information shall not include any information which the receiving party can prove by competent evidence:

                          i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

                          ii) is known by the receiving party at the time of receiving such information, as evidence by its records;

                          iii) is hereafter furnished to the receiving party without restriction as to disclosure or use by a Third Party lawfully entitled to so furnish same;

                          iv) is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party's Confidential Information; or

                          v) is the subject of a written permission to disclose provided by the disclosing party; or

                          vi) is provided by the disclosing party to a Third Party without restriction as to confidentiality.

         A party may also disclose Confidential Information of the other where required to do so by law or legal process, provided that, in such event, the party required to so disclose shall give maximum practical advance notice of same to the other party and will cooperate with the other party's efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

         The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law, or under strictures of confidentiality to bona fide potential sublicensees. Either party shall have the further right to disclose the material financial terms of this Agreement under strictures of confidentiality to any potential acquiror, merger partner, bank, venture capital firm, or other financial institution to obtain financing, or other bona fide potential strategic partner or collaborator.

         9.2 Publication of Results. Notwithstanding any term in this Agreement that may state or imply to the contrary, but subject to section 9.1 hereof, results and data obtained by BMS in the course of the Exclusive and Nonexclusive Screening Programs or through the use of the Reporters or the UHTSS may be submitted for publication in accordance with BMS' customary practices.

         9.3     Publicity.  Except as required by law and as provided in this article 9, neither party may make any public announcement or otherwise disclose the terms of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         9.4 Change in Control. If, prior to the Acceptance of the first complete, fully operational UHTSS:

         (i)     Aurora  merges or consolidates with a Third Party, or
         (ii) Twenty percent (20%) or more of Aurora's outstanding voting stock or equity interests at any time is held, owned or controlled by a Third Party, or
         (iii) Aurora should sell or otherwise transfer all or substantially all of its assets that are the subject of this Agreement to a Third Party,

which Third Party, in the good faith determination of BMS, is, or is an Affiliate of, a substantial competitor of BMS in the manufacture, use or sale of drugs to prevent or treat diseases in human beings, BMS may elect as follows:

         9.4.1 BMS may elect to treat such event as an event entitling BMS to withdraw from further development of the UHTSS for good cause; or

         9.4.2 BMS may, without affecting or altering Aurora's or BMS' continuing obligations under this Agreement, elect to require that Aurora provide, and Aurora agrees in such event to provide, reasonable assurances that it will continue, and will devote the necessary resources and efforts to ensure, the conduct of the research activities contemplated by this Agreement, that Aurora will adopt appropriate measures to ensure that Confidential Information of BMS is not disclosed to the acquiring or merging entity (or its Affiliates), and that, if necessary and appropriate to ensure the due performance of its obligations under the Research Plan and this Agreement, Aurora will take such steps and measures as may be reasonably be required to segregate its business operations and assets to which this Agreement pertains from the activities to be conducted by it in the future for the benefit of such acquiring or merging entity. BMS shall also be entitled to cease the provision of any and all reports thereafter to Aurora with respect to BMS' ESP and NSP activities and BMS research and development activities as to any Hit, Lead Compound, Approved PLP Compound, or Product, except for milestone payments and royalty reports required hereunder and such other reports as Aurora may reasonably request for purposes of ascertaining whether any events have occurred that would require BMS to make any other payment required of it hereunder.



***CONFIDENTIAL TREATMENT REQUESTED

10.0 PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS; COPYRIGHTS

         10.1 Sole Inventions. For Inventions made solely by a party, such party shall, subject to Sections 3.1.7, 3.2.5, and 5.2.3, be solely responsible at its expense for making decisions regarding the scope and content of application(s) to be filed and the prosecution thereof, as well as in what country(ies) such applications should be filed, prosecuted, and maintained. With respect to any Aurora Patent Rights licensed to BMS hereunder, Aurora shall provide to BMS copies of all patent applications, (including any continuations, continuations- in-part or divisions thereof or any substitute applications therefor or equivalents thereof) relating thereto, and, shall also provide to BMS copies of all documents and correspondence received or proposed to be filed in connection with the filing and prosecution of all such Aurora Patent Rights in a timely manner. Aurora shall also provide a report every six
(6) months detailing their status.

         With respect to any Aurora UHTSS Patent Rights:

         10.1.1 Aurora shall provide to BMS' patent counsel any patent applications pertaining to such Patent Rights and any papers or other documents pertaining thereto (such as responses to office action, requests for terminal disclaimer, and requests for reissue or reexamination of any patent issuing from such application) that Aurora proposes to file sufficiently in advance of filing for the purpose of obtaining substantive comment of BMS' patent counsel and shall consider in good faith the requests and suggestions of BMS with respect to strategies for filing and prosecuting such patent applications; and

         10.1.2 If Aurora decides not to pursue filing or prosecution of any Invention conceived or made solely by it pertaining to such Patent Rights in a given country, it shall give BMS reasonable notice to this effect, and thereafter BMS may, at its discretion and expense, file, prosecute, maintain and enforce in Aurora's name a patent application or patent covering such Invention in such country.

         Each party shall fully cooperate with the other party controlling such filing, prosecution and maintenance, and will execute such documents or other instruments as may be requested by the controlling party in order to fully vest the rights associated with any such Invention as set forth herein. The controlling party will reimburse the other party for any out-of-pocket costs incurred by the other party in connection therewith.

         10.2 Joint Inventions. Subject to sections 3.1.7, 3.2.5, 5.2.3, and 10.3, for Inventions conceived or made jointly by BMS and Aurora in the performance of this Agreement, the parties agree to meet and confer in order to discuss whether, and in what countries, patent rights claiming such Joint Inventions should be filed and which party(ies) should bear the cost of filing, prosecuting and maintaining same. With respect to any patent rights filed, prosecuted or maintained under this section 10.2, each patent application, office action, response to office action, request for terminal disclaimer, request for reissue or reexamination of any patent issuing from such application, and any other papers or documents received or proposed to be filed in connection therewith shall be provided by the party responsible for the filing, request or response to the other party sufficiently prior to the filing of such application, response or request to allow for review and comment by the other party. The parties shall discuss patent filing, prosecution, defense and maintenance costs from time to time and shall agree in advance before the expenditure of monies for special transactions (such as the cost of interference, litigation and appeals).

         10.3 Exclusive Screens. It is understood and agreed that all receptors and other targets provided by BMS to Aurora for use in developing an Exclusive Screen, and title and all intellectual property rights and interests in and to such receptors and other targets, shall remain the exclusive property of BMS. All such Exclusive Screens shall be treated as BMS Confidential Information hereunder, and Aurora may not transfer such Exclusive Screen to any Third party or use such Exclusive Screen for the benefit of itself or any Third Party, without the prior written consent of BMS. Regardless of which party shall be considered an inventor under applicable patent law of any inventions pertaining to any such Exclusive Screen, the parties agree to cooperate to file such patent protection on any such Exclusive Screen on such countries as BMS may request (in the names of either BMS or Aurora, or jointly, as the parties respective patent counsel jointly agree is appropriate, or, if no agreement is reached, then in the names of both parties). For countries that BMS requests patent applications be filed, BMS will be responsible for, and for the cost of, filing, prosecuting and maintaining same. With respect to any patent rights filed, prosecuted or maintained under this section 10.3, each patent application, office action, response to office action, request for terminal disclaimer, request for reissue or reexamination of any patent issuing from such application, and any other papers or documents received or proposed to be filed in connection therewith shall be provided by the party responsible for the filing, request or response to the other party sufficiently prior to the filing of such application, response or request to allow for review and comment by the other party. Where BMS has not requested a patent application to be filed in a give country, the parties shall discuss patent filing, prosecution, defense and maintenance costs from time to time and shall agree in advance before the expenditure of monies for special transactions (such as the cost of interference, litigation and appeals).

         10.4 Copyrights. For purposes of Articles 5, 7, 8, and 10 hereof, the parties agree to treat and handle, to the maximum practical extent, any copyrights owned or Controlled by a party in the same manner as Patent Rights owned or Controlled by such party.

11.0     REPRESENTATIONS, WARRANTIES AND COVENANTS

         11.1 Mutual Representations and Warranties. The parties make the following representations and warranties to each other:

         11.1.1  Corporate Power.          Each party hereby represents and
         warrants that such party (a) is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (b) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under the Agreement.

         11.1.2  Due Authorization.        Each party hereby represents and
         warrants that such party (a) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations and grant the rights extended by it hereunder; and (b) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

         11.1.3  Binding Agreement.        Each party hereby represents and
         warrants to the other that: (a) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (b) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

         11.2 Aurora Technology Representations and Warranties. Aurora represents and warrants to BMS as of the Effective Date the following:

         11.2.1 The Patent Rights and Copyrights listed on Exhibit 11.2.1 list all Aurora Patent Rights and registered Copyrights owned or Controlled by Aurora, and such Exhibits specify the jurisdiction(s) by or in which each such right has been issued or registered or in which an application for such issuance or registration has been filed, including respective registration or application numbers. To the best knowledge of the current officers and directors of Aurora, the issued claims under any issued Patent Rights are valid and in full force and effect.

         11.2.2 Except as disclosed on Exhibit 11.2.1, (i) to the best knowledge of Aurora's current officers and directors, the use of the Aurora Technology and any Aurora Patent Rights and Copyrights in the exercise by BMS of the rights granted to it hereunder will not infringe upon any patent rights, copyrights or other proprietary rights of any Affiliate of Aurora or of any Third Party; (ii) Aurora has no knowledge of any infringement by any Third Party of any of the Aurora Patent Rights or Copyrights; and (iii) Aurora and each of its Affiliates are not subject to any outstanding order, judgment or decree of any court or administrative agency, and each has not entered into any stipulation or agreement, restricting (A) its use of the Aurora Patent Rights, Aurora Technology or Copyrights in connection with the manufacture, development, use, or licensing of the UHTSS, the Reporter System or any Reporters, any Exclusive Screens, or any Nonexclusive Screen as contemplated by this Agreement, provided, however, that the foregoing shall not be construed as encompassing any representation or warranty either that the receptors or other targets selected by BMS for use in an Exclusive or Nonexclusive Screen will or will not infringe the rights of any Third Party pertaining to such receptors or that assay systems and screening systems components and methods, instruments, equipment, software, reagents, and other components (but excluding Reporters covered by Aurora's Patent Rights or Aurora's Technology) provided by BMS for use in conjunction with the UHTSS, any Exclusive Screen, or any Nonexclusive Screen will or will not infringe the rights of any Third Party, or (B) Aurora's ability to perform its obligations or to grant rights in accordance with this Agreement.

         11.2.3 There is no action, suit or proceeding pending or, to the knowledge of its current officers and directors, that has been threatened in writing by any Third Party against Aurora or its Affiliates which, if adversely determined, would have a material adverse effect upon Aurora's ability to grant to BMS, or upon the ability of BMS to fully utilize or exercise, the Aurora Patent Rights, Copyrights, or Technology licensed or sublicensed to BMS hereunder.
         To the knowledge of Aurora's current officers and directors, there is no action, suit or proceeding pending or that has been threatened in writing by any Third Party against a Third Party Licensor which, if adversely determined, would have a material adverse effect upon Aurora's ability to grant to BMS, or upon the ability of BMS to fully utilize or exercise, the Aurora Patent Rights, Copyrights, or Technology licensed or sublicensed to BMS hereunder.

         11.2.4 The Aurora Technology and Aurora Patent Rights and Copyrights licensed or sublicensed by Aurora to BMS pursuant to this Agreement have not been obtained by Aurora or its Affiliates in violation of any contractual or fiduciary obligation to which Aurora or any of its Affiliates or any of its or their employees or, to the best knowledge of the current officers and directors of Aurora, its or their contractors or predecessors-in-interest (and the employees of such contractors or predecessors-in-interests), is or was a party, or by misappropriation of the trade secrets of any Third Party, and the exercise by BMS or its Affiliates of the rights licensed or sublicensed by Aurora to it hereunder will not violate any such contractual or fiduciary obligation owed by any of the foregoing persons or entities to any such Third Party or render BMS liable for the payment of any royalty attributable to or arising out of any such contractual or fiduciary obligation or any such misappropriation.

         11.2.5 Aurora has not (i) licensed to any Third Party any Aurora Technology or Aurora Patent Rights to allow such Third Party to make or use, nor agreed to supply to a Third Party or otherwise permit a Third Party to use, any Reporters in substantially the same manner as BMS is entitled is to use such Reporters hereunder, and (ii) has not entered into any agreement with a Third Party, which, if such agreement were entered into after this Agreement is signed, would be an agreement falling within the scope of section 2.1.10.

         11.2.6 Exhibit 11.2.6 lists all agreements as of the Effective Date between Aurora and a Third Party involving the license to Aurora of any inventions, patent rights, copyrights, Reporters, tangible materials, UHTSS components, or Technology to Aurora that are included within the Aurora Patent Rights, Copyrights and Technology, or that will be used or incorporated in the development and/or supply of any Reporters or any UHTSS components, the termination or breach of which would have a material adverse effect upon (i) Aurora's ability to grant to BMS, or upon BMS' ability to fully utilize or exercise, in accordance with this Agreement the Aurora Patent Rights, Copyrights, or Technology licensed or sublicensed to BMS hereunder or (ii) Aurora's ability to develop, make or supply, or upon the ability of BMS to obtain or fully utilize, the UHTSS (or its material components) or the Reporters in accordance with the terms of this Agreement, or
         (iii) Aurora's ability to develop and supply to BMS any Exclusive Screen or BMS' ability to develop, make and use any Nonexclusive Screen and to conduct NSP activities in accordance with this Agreement (all such agreements, referred to collectively, as the "Aurora-Third Party Contracts" and all such Third Parties referred to as "Aurora-Third Party Contractees"); provided, however, that the foregoing shall not be construed as encompassing any representation or warranty that the receptors or other targets selected by BMS for use in an Exclusive or Nonexclusive Screen will infringe the rights of any Third Party pertaining to such receptors or other targets or that assay systems and screening systems components and methods, instruments, equipment, software, reagents, and other components (but excluding Reporters covered by Aurora's Patent Rights or Aurora's Technology) provided by BMS for use in conjunction with the UHTSS, any Exclusive Screen, or any Nonexclusive Screen will or will not infringe the rights of any Third Party.

         11.2.7  Except as disclosed on Exhibit 11.2.6: (i)   to the best
         knowledge of Aurora, each of the Aurora-Third Party Contracts is valid and enforceable by Aurora in accordance with its terms, except where
         (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and (B) the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court or arbitrator before which any proceeding therefor may be brought; (ii) neither Aurora nor, to the best knowledge of Aurora any such Third Party Contractee, is in default in the performance, observance, or fulfillment of any material obligation, covenant or condition contained therein, and (iii) to the best knowledge of Aurora, no event has occurred which (with or without the giving of notice or lapse of time or both) would constitute a default thereunder entitling such Third Party to terminate same.

         11.3 Aurora Indemnification. Aurora hereby agrees to indemnify, defend and hold BMS and its Affiliates, and their respective officers, directors, employees, consultants, contractors, sublicensees (where approved by Aurora), and agents (collectively, the "BMS Indemnitees") harmless from and against any and all damages or other amounts payable to a Third Party, as well as any reasonable attorneys' fees and costs of litigation incurred by such Indemnitee as to such Claim until Aurora has acknowledged that it will provide indemnification hereunder with respect to such Claim as provided below, (collectively, "Damages") resulting from claims, suits, proceedings or causes of action ("Claims") brought by a Third Party directed to: *** except to the extent such Damages are attributable to: (i) a violation of law, regulation or court order by any BMS Indemnitee, (ii) a violation of any contractual or fiduciary duty owed by any BMS indemnittee to a Third Party, (iii) the misappropriation by any such BMS Indemnitee of the trade secrets of any Third Party, (iv) any negligent act or omission or intentional misconduct of any BMS Indemnitee, (v) any breach of this Agreement or misrepresentation contained herein by a BMS Indemnitee, (vi) *** (vii) ***




***CONFIDENTIAL TREATMENT REQUESTED

***


         It shall be a condition precedent to a BMS Indemnitee's right to seek indemnification under this Section 11.3 that it shall inform Aurora of a Claim as soon as reasonably practicable after it receives notice of the Claim; shall, if Aurora acknowledges that such Claim falls within the scope of its indemnification obligations hereunder, permit Aurora to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Claim (including the right to settle the claim solely for monetary consideration), provided that Aurora shall seek the prior written consent (not to be unreasonably withheld or delayed) of any such BMS Indemnitee as to any settlement which would restrict any such BMS Indemnitee's continuing business operations or reduce the scope of or adversely affect the rights licensed or sublicensed to BMS under this Agreement; and shall provide reasonable cooperation (including without limitation providing access to and copies of pertinent records and making available for testimony relevant individuals subject to its control) as requested by Aurora in the defense of the Claim. Subject to the foregoing, Aurora shall provide attorneys reasonably acceptable to each BMS Indemnitee to defend against any such Claim and will reimburse BMS for out-of-pocket costs incurred by it at Aurora's request. Subject to the foregoing, a BMS Indemnitee may participate in any proceedings involving such Claim using attorneys of its/his/her choice and at its/his/her expense.

         11.4 BMS Product Indemnification. BMS agrees to indemnify, defend and hold Aurora, its Affiliates, and its and their officers, directors, employees, consultants, contractors, and agents (collectively, the "Aurora Indemnitees") harmless from and against any and all damages or other amounts payable to a Third Party, as well as any reasonable attorneys' fees and costs of litigation incurred by such Aurora Indemnitee as to such Claim until BMS has acknowledged that it will provide indemnification hereunder with respect to such Claim as provided below, (collectively, "Damages") resulting from claims, suits, proceedings or causes of action ("Claims") brought by such Third Party based on any *** except to the extent such Damages are attributable to: (i) a violation of law by any Aurora Indemnitee, (ii) a violation of any contractual or fiduciary duty owed by any Aurora Indemnitee to a Third Party, (iii) the misappropriation by any such Aurora Indemnitee of the trade secrets of any Third Party, (iv) any negligent or wrongful act or omission of any Aurora Indemnitee,
(v) *** or (vi) any breach of this Agreement by an Aurora Indemnitee or misrepresentation contained herein.

         It shall be a condition precedent to an Aurora Indemnitee's right to seek indemnification under this Section 11.4 that it shall inform BMS of a Claim as soon as reasonably practicable after it receives notice of the Claim; shall, if BMS acknowledges that such Claim falls within the scope of its indemnification obligations hereunder, permit BMS to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Claim (including the right to settle the claim solely for monetary consideration), and provided that BMS shall seek the prior written consent (not to be unreasonably withheld or delayed) of any such Aurora Indemnitee as to any settlement which would restrict such Aurora's Indemnitee's continuing business operations or reduce the scope of or adversely affect the Aurora Patent Rights licensed or sublicensed to BMS under this Agreement; and shall fully cooperate (including providing access to and copies of pertinent records and making available for testimony relevant individuals subject to its control) as requested by, and at the expense of, BMS in the defense of the Claim. Subject to the foregoing, BMS shall provide attorneys reasonably acceptable to Aurora to defend against any such Claim for which BMS has acknowledged its indemnification obligation hereunder. Subject to the foregoing, an Aurora Indemnitee may participate in any proceedings involving such Claim using attorneys of its/his/her choice and at its/his/her expense.

         11.5 Enforcement of Aurora-Third Party Contracts. Aurora agrees that it will not breach, will make all required payments, and will use all reasonable efforts to maintain and keep in force and effect, all Aurora Third Party Contracts (including exclusive license rights under the UC License)

*** CONFIDENTIAL TREATMENT REQUESTED
as the same may exist from time to time during the term of this Agreement. Notwithstanding the foregoing, Aurora may, following consultation with BMS and giving due consideration to any comments provided by BMS, terminate any such Aurora Third Party Contracts where the termination of same would not have a material adverse effect upon (i) the grant to BMS of, or upon BMS' ability to fully utilize or exercise, in accordance with this Agreement the Aurora Patent Rights, Copyrights, or Technology then licensed or sublicensed to BMS hereunder, or (ii) Aurora's ability to develop, make or supply, or upon the ability of BMS to obtain or fully utilize, the UHTSS (or its material components) or the Reporters in accordance with the terms of this Agreement, or (iii) Aurora's ability to develop and supply to BMS any Exclusive Screen or BMS' ability to develop, make and use any Nonexclusive Screen, to use any Exclusive Screen, and to conduct ESP and NSP activities in accordance with this Agreement.

12.0     TERM AND TERMINATION

         12.1 Term. The term of this Agreement will begin on the Effective Date and shall continue until terminated in accordance with the provisions of Sections 12.2-12.4 hereof.

         12.2 Termination By Mutual Agreement. The parties may at any time terminate this Agreement, in whole or in part, by written agreement executed by both Aurora and BMS. In such event, the document effecting such termination shall specify the continuation or termination of any license rights granted hereunder, as well as any other terms agreed to by both parties.

         12.3    Termination for Cause.

         12.3.1 Termination by BMS. In the event that Aurora materially breaches any of the rights granted to it, or any of the duties or obligations imposed on Aurora, under this Agreement, and such breach is not cured within 90 days following receipt of written notice from BMS to Aurora specifying such breach, then:

                 12.3.1.1 BMS may terminate this Agreement and/or seek any damages and remedies available to it at law or in equity, or

                 12.3.1.2 BMS may seek any damages and remedies available to it at law or in equity, and/or may, without affecting or altering Aurora's continuing obligations under this Agreement and without affecting or altering any rights granted to or remedies available to BMS under this Agreement:

                     12.3.1.2.1 terminate any rights licensed by BMS to Aurora under this Agreement, in whole or in part, and/or

                     12.3.1.2.2 if BMS desires that Aurora cease further development of the UHTSS, terminate all remaining payments (other than payments already due and owing as of the date of termination) under section 2.1.5, except that all bonus payments that BMS might otherwise be required to make to Aurora under section 2.1.5.6 shall be void and of no effect.

         12.3.2 Termination by Aurora. In the event that BMS materially breaches any of the rights granted to it, or any of the material duties and obligations imposed on it, under this Agreement, and such breach is not cured within 90 days following receipt of written notice from Aurora to BMS specifying such breach, then, subject to sections
         12.3.2.3 and 12.3.3, Aurora may:

                 12.3.2.1 pursue any remedies and damages available to it at law or in equity and/or

                 12.3.2.2 terminate this Agreement and/or any rights licensed or sublicensed to BMS hereunder; provided, that in such event:

                     12.3.2.2.1 BMS shall not be required to make any further payments under any provision of this Agreement, other than those payments that had accrued as of the date of such termination or which are payable under section 12.3.2.2.2 below; and

                     12.3.2.2.2 such termination shall not restrict or preclude BMS and its Affiliates in any way from continuing to research, develop, manufacture, use and commercialize any Hits, Lead Compounds, Approved PLP Compounds, Covered Products and products, provided, that no such termination shall relieve BMS of, and BMS shall remain obligated to pay to Aurora, such milestone payments and royalties as BMS would otherwise have paid to Aurora under article 3 hereof with respect to Hits and Lead Compounds identified prior to the date of termination; and

                     12.3.2.2.3 BMS may exercise the same rights as it would be entitled to exercise under sections 2.1.7.4 and 2.1.7.5 as would apply if BMS had withdrawn from development of the UHTSS without cause.

                 12.3.2.3 Notwithstanding the foregoing, where a breach by BMS entitling Aurora to terminate under this section 12.3.2 involves a breach pertaining to (i) the use of the Reporters, a Nonexclusive Screen or Exclusive Screen by BMS or the Aurora Reporter System Patent Rights or Aurora Reporter System Technology rights licensed or sublicensed to BMS hereunder for use in connection therewith, but not a breach by BMS involving
                 (ii) the use or development of the UHTSS or the Aurora UHTSS Patent Rights or Aurora UHTSS Technology licensed or sublicensed to BMS hereunder, or vice-versa as the case may be, then termination of this Agreement and any rights hereunder shall be limited to those rights granted by Aurora under this Agreement that pertain to (i) or (ii), as the case may be, that pertain to such breach but not the rights and obligations of the parties under (i) or (ii), as the case may be, that do not pertain to such breach.

         12.3.3 In the event that the breach by BMS involves a milestone payment or royalty payment under any of sections 3.1.8 or 3.2 hereof, Aurora shall not be entitled to terminate this Agreement or any rights licensed or sublicensed to BMS hereunder with respect thereto pursuant to section 12.3.2.2 or otherwise, but shall be entitled to exercise any and all other rights that it may exercise under article 12.3.2.1.

         12.4 Effect of Bankruptcy. If a party becomes insolvent or admits in writing its inability to pay its debts as they mature or applies for or consents to the appointment of a receiver or trustee for any of its properties; or a receiver or trustee is appointed for such party or a substantial portion of its properties and is not discharged within ninety (90) days; or any bankruptcy, reorganization, debt arrangement, dissolution, liquidation or other proceeding under any bankruptcy or insolvency law is instituted by or against such party and, if instituted against such party, it is consented to by such party or remains undismissed for ninety (90) days, then

         12.4.1 Notwithstanding any such event, such party shall remain obligated to fulfill its obligations and covenants hereunder, and any failure to do so or other breach hereunder shall entitle the other party to terminate this Agreement in accordance with section 12.3 hereof; and

         12.4.2 It is the parties desire that, if any such receiver, trustee, judge, arbitrator or other adjudicator conducting or controlling such proceedings on behalf of a party should hold that any obligations, covenants or duties of such party hereunder should be suspended or declared unenforceable, in whole or in part, then the rights and benefits granted to the other party hereunder shall remain in full force and effect, and that any such obligations, covenants or duties shall be reformed by such receiver, trustee, judge, arbitrator or other adjudicator so as to be enforceable to the maximum extent permitted by applicable law and to permit any suspension to be lifted at the earliest practicable time.

         12.5    Effect of Expiration or Termination.

         12.5.1 Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The obligations and rights of the parties under sections and articles 2.1.7, 2.1.8, 2.1.12.2, 3.1.7, 3.2.5, 3.3, 3.4, 5.2, 6.4,
         7, 8, 9.1, 9.2, 9.3, 10, 11.3, 11.4, 12.5.2, 12.5.3, 13. and 14
         hereof, as well as any provisions, which, by their intent or meaning are intended to so survive, shall survive termination or expiration of this Agreement. Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties under sections
         5.1 and 5.3 hereof shall terminate and be of no further force or effect whatsoever upon any termination of this Agreement.

         12.5.2 Nothing in this Agreement (including this article 12) is intended to prevent or restrict, or shall be construed as preventing or restricting, BMS and its Affiliates from using, following any termination of this Agreement pursuant to this Article 12, for any internal research and drug development purpose (i) any Reporters or other reagents supplied to BMS by Aurora prior to the applicable termination date or (ii) any Aurora Technology disclosed to it by Aurora prior to the applicable termination date where the manufacture or use of such Technology is not covered by a Valid Claim under the Aurora Patent Rights or by any Aurora Copyrights. It is further understood that nothing in this section 12.5.2 alters any confidentiality obligations of the parties under this Agreement with respect to disclosure to Third Parties.

         12.5.3 Nothing in this Agreement is intended to prevent or restrict, or shall be construed as preventing or restricting, BMS and its Affiliates from researching, developing, making, using or selling any compound, drug or other product for the prevention, diagnosis or treatment of diseases and disorders following any termination of this Agreement, where the research, development, manufacture, use or sale of such compound, drug or other product is not covered by a Valid Claim under the Aurora Patent Rights and/or restricted by section
         2.1.7.5 hereof.

13.0     DISPUTE RESOLUTION

         13.1 Disputes. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder or thereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under or in connection with this Agreement, including without limitation all financial disputes and any disputes as to the validity, construction, performance, default, or breach hereof, in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, but subject to section 13.2.3 below, the parties agree to follow the procedures set forth in this Article 13 if and when such disputes arise under or in connection with this Agreement between the parties.

         13.2    Dispute Resolution Procedures.

         13.2.1 If the parties cannot resolve the dispute within 30 days of formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated below or their successors, for attempted resolution by good faith negotiations within 30 days after such notice is received. Said designated officers are as follows:

         For BMS:         President of the BMS Pharmaceutical Research Institute

         For Aurora: President

         13.2.2 Any such dispute arising out of or relating to this Agreement which is not resolved between the parties or the designated officers of the parties pursuant to section 13.2.1 shall be resolved by final and binding arbitration conducted in Wilmington, Delaware under the then current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted by one arbitrator who is knowledgeable in the subject matter which is at issue in the dispute and who is selected by mutual agreement of the parties or, failing such agreement, shall be selected according to the AAA rules. In conducting the arbitration, the arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery (and provided that the arbitrators shall permit such discovery he/she/they deem necessary to permit an equitable resolution of the dispute), and shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property. The arbitrator shall also be able to award actual, general or consequential damages, but shall not award any other form of damage (e.g., punitive or exemplary damages). The parties shall share equally the arbitrator's fees and expenses pending the resolution of the arbitration unless the arbitrator, pursuant to its right but not its obligations, requires the non-prevailing party to bear all or any portion of the costs of the prevailing party. The decision of the arbitrator shall be final and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party.

         13.2.3 Notwithstanding anything to the contrary in this Article 13, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of articles 5 or 9 hereof, or otherwise to enforce and protect the patent rights, copyrights, trademarks, or other intellectual property rights owned or controlled by a party or its Affiliates.

14.0     MISCELLANEOUS

         14.1 Assignment. Notwithstanding any provision of this Agreement to the contrary, either party may assign any of its rights or obligations under this Agreement in any country to any Affiliates; provided, however, that such assignment shall not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement.

         Subject to section 9.4, either party may also assign its rights or obligations under this Agreement in connection with the sale of all or substantially all of its assets, or may otherwise assign its rights or obligations under this Agreement with the prior written consent of the other party. Subject to Section 9.4, this Agreement shall survive any merger or consolidation of either party with or into another party and no consent for any such merger, consolidation or similar reorganization shall be required hereunder; provided, that in the event of such merger, consolidation or similar reorganization or in the event of a sale of substantially all of the assets of a party, no intellectual property rights of the acquiring or merging corporation shall be included in the technology licensed hereunder.

         14.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

         14.3 Force Majeure. Subject to section 2.1.4 or as otherwise expressly provided in a section hereunder, neither party shall lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party, provided that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby.

         14.4 Notices. Any notices or communications provided for in this Agreement to be made by either of the parties to the other shall be in writing, in English, and shall be made by prepaid air mail with return receipt addressed to the other at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation.
Notices shall be sent:

                    If to BMS, to:  Bristol-Myers Squibb Pharmaceutical
                                    Research Institute
                            P.O. Box 4000
                            Route 206 & Province Line Road
                            Princeton, NJ 08543-4000
                            Attention:  Senior Vice President, Exploratory
                                        Research & Drug Discovery

         If to Aurora, to:  Aurora Biosciences Corporation
                            11149 No. Torrey Pines Road
                            La Jolla, CA 92037
                            Attention:  President

         provided that if such notice or communication relates to an amendment to this Agreement or to any notice pursuant to section 12 hereof, a copy shall also be sent to:
                 If to BMS, to the attention of the Vice President & Senior Counsel, Pharmaceutical Research Institute and Worldwide Strategic Business Planning, at the address set forth above for BMS.

                 If to Aurora, to the attention of ___________________________

         Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by mail, facsimile or cable shall be effective upon receipt and notices given by hand shall be effective when delivered.

         14.5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, as such laws are applied to contracts entered into and to be performed within such state.

         14.6 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies provided in this Agreement.

         14.7 Severability. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

         14.8 Independent Contractors. It is expressly agreed that Aurora and BMS shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture relationship, or agency of any kind. Neither Aurora nor BMS shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the party to do so.

         14.9    Counterparts.      This Agreement may be executed in two or
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.10 Entire Agreement. This Agreement between the parties of even date herewith set forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto, and supersede and terminate all prior agreements and understanding between the parties, with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement shall not be strictly construed against either party hereto. Any conflict between the terms set forth in the text of this Agreement and the terms of any Exhibit hereto shall be resolved in favor of the text of this Agreement.

         14.11 No Third Party Beneficiaries. No third party including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement.

         14.12 Construction. References to Articles or Sections hereunder shall be deemed to include the sections and subsections thereunder. The use of the word "including" shall be deemed to mean "including but not limited to".


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

BRISTOL-MYERS SQUIBB              AURORA BIOSCIENCES
PHARMACEUTICAL RESEARCH           CORPORATION

INSTITUTE

By:                                  By:
   -------------------------------      ------------------------------------
Title:                               Title:
      ----------------------------         ---------------------------------
Date:    November ___, 1996          Date:    November ___, 1996
     -----------------------------        ----------------------------------

                                LIST OF EXHIBITS


Exhibit 1.1          -    UHTSS Description and Specifications

Exhibit 1.2          -    Description of Existing Reporters

Exhibit 3.1.1        -    Terms and Conditions Pertaining to Use of BMS
                          Materials in the Development of ESP Screens

Exhibit 4.1          -    Service and Support

Exhibit 7.2.4        -    ***

Exhibit 11.2.1       -    List of Aurora Patent Rights and ***

Exhibit 11.2.6       -    List of Material Third Party Licensor Agreements


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                                  EXHIBIT 1.1
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                      PROPOSED PERFORMANCE SPECIFICATIONS



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                                  Exhibit 1.2

                       DESCRIPTION OF EXISTING REPORTERS

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

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

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
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                                                                  EXHIBIT 7.2.4

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
                                                                 EXHIBIT 11.2.1


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
                                                                 EXHIBIT 11.2.6


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